UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7278

Nuveen Arizona Premium Income Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
July 31, 2010

Nuveen Arizona Premium Income Municipal Fund, Inc.
NAZ

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ

Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR

Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE

Nuveen Texas Quality Income Municipal Fund
NTX

July

Nuveen Investments Announces Strategic Combination with FAF Advisors

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
September 22, 2010

Nuveen Investments 1

Portfolio Managers’ Comments

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Texas Quality Income Municipal Fund (NTX)

Portfolio managers Scott Romans and Daniel Close review economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of these five Nuveen Funds. Scott, who has been with Nuveen since 2000, has managed the Arizona Funds since 2003. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for NTX in 2007.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended July 31, 2010?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced).  This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Municipal market conditions began to show general signs of improvement throughout most of the period, as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to create favorable supply and demand conditions. The reduced issuance of tax-exempt municipal debt was due in part to the introduction of the Build America Bond program in 2009. Build America Bonds are a new class of taxable municipal debt, created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bond’s interest payments, often times providing issuers with a lower cost alternative to traditional tax-exempt debt. During the twelve months ended July 31, 2010, taxable Build America Bonds issuance totaled $102.8 billion, accounting for over 24% of new bonds issued in the municipal market.

Over the twelve months ended July 31, 2010, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $420.8 billion, an increase of 20% compared with the twelve-month period ended July 31, 2009. However, if taxable Build America Bond issuance were removed from the equation, the supply of tax-exempt bonds alone fell more than 4%. Demand for tax-exempt securities generally remained strong during this period, bolstered in part by the prospect of higher tax rates in the future. Combined with the lower supply of tax-exempt bonds, this drove prices on municipal bonds higher.

How were the economic and market environments in Arizona and Texas during this period?

Like the national economy, Arizona recently took small steps toward economic improvement. Growth in the education and health services sector continued to provide some stability on the jobs front, and the professional and business services, leisure and hospitality and financial services sectors all saw fewer job losses than they did in the previous twelve months. However, Arizona’s overall employment picture remained weak, as the state’s unemployment rate for July 2010 reached 9.6%, the highest in 27 years, up from 9.4% in July 2009. The construction sector continued to be the hardest hit, losing more than 50% of its jobs since the recession began in 2007. For fiscal 2011, the $8.5 billion Arizona state budget closed an estimated $3 billion budget gap through spending cuts, federal stimulus funding, and a voter-approved one-cent sales tax increase effective through May 2013. In November 2010, Arizona voters will decide two additional proposals that would redirect money from two voter-established funds (land conservation and early childhood programs) to the state’s general fund. As of July 31, 2010, Moody’s listed Arizona’s issuer credit rating at Aa2 with a stable outlook, while Standard & Poor’s (S&P) rated the state at AA- with a negative outlook. For the twelve months ended July 31, 2010, municipal issuance (both taxable and tax-free) in Arizona totaled $5.3 billion, down almost 38% from the previous twelve months.

In Texas, the economic recovery appeared to be proceeding at a somewhat faster pace than in the nation as a whole, as a strong rebound in the state’s exports—chiefly, crude energy products, petrochemicals and electronics—provided major support over the period. Although demand from Europe was projected to taper off, the market for these products was expected to remain strong in Asia, Latin America and domestically. In

Nuveen Investments 3

recent months, the education and health services, government, leisure and hospitality and professional and business services sectors of the Texas market have all posted job gains, although construction and information services continued to suffer losses. While unemployment in Texas rose from 7.9% in July 2009 to 8.2% in July 2010, its highest level since 1987, the state’s jobless rate remained below the national average of 9.5%. The strength of the Texas job market was reflected in the stability of the state’s housing market, which also benefited from the fact that Texas did not participate in subprime lending to the extent of many other states. As Texas headed into fiscal 2011, the state was facing a shortfall of approximately $18 billion in its $182 billion fiscal 2010-2011 biennium budget. As of July 31, 2010, Moody’s and S&P rated Texas general obligation (GO) debt at Aaa and AA+, respectively; both rating agencies maintained stable outlooks for the state. For the twelve months ended July 31, 2010, municipal issuance (both taxable and tax-free) in Texas totaled $34.1 billion, an increase of 12% over the previous twelve months. Texas continued to rank as the third largest state issuer behind California and New York.

What key strategies were used to manage the Arizona and Texas Funds during this reporting period?

As previously mentioned, the supply of tax-exempt bonds nationally tightened during this period, due in part to the introduction of taxable Build America Bonds in April 2009. This program also impacted the availability of tax-exempt bonds in both Texas and Arizona, which ranked 6th and 19th, respectively, among the 50 states by dollar amount of bonds issued under the Build America Bond program during the first half of 2010. For the twelve months ended July 2010, Build America Bonds accounted for approximately 23% of municipal supply in Texas and 24% in Arizona, where overall issuance was already down significantly. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for these Funds.

Despite the constrained issuance of tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In the Arizona Funds, we found value in several areas of the market, including health care, utilities and community facilities district (CFD) bonds associated with land development projects, also known as “dirt deals,” which we purchased in both the primary and secondary markets. In general, we focused on bonds at the lower end of the quality spectrum, which we believed offered value relative to historical credit spreads, particularly during the earlier part of the period. We also purchased higher quality bonds when necessary to keep the Funds fully invested.

In NTX, our purchases during the second half of this period included single A rated health care and public power bonds, an insured higher education issue (with a single-A underlying rating), and a BBB rated, zero coupon toll road credit. Earlier in the period, NTX also purchased several GO credits and toll road, electric utility and tax incremental financing (TIF) district bonds.

4 Nuveen Investments

Some of this investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital and private activities also are not covered by the Build America Bond program and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds. For example, nearly all of the bonds purchased in NTX during the second half of the period offered longer maturities. These bonds helped us to maintain NTX’s duration and also rewarded investors as the yield curve remained relatively steep.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In NTX, we also sold a couple of pre-refunded bonds with very short maturities. On the whole, however, selling was relatively limited during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of July 31, 2010, all five of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

1	An inverse floating rate security, also known as an inverse floater, is a financial instru- ment designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securi- ties in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

Nuveen Investments 5

How did the Funds perform?

Individual results for the Nuveen Arizona and Texas Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value For periods ended 7/31/10

Arizona Funds	1-Year	5-Year	10-Year
NAZ	13.94%	4.11%	5.44%
NFZ	17.93%	3.71%	5.65%
NKR	14.75%	4.36%	6.04%
NXE	16.66%	4.42%	5.10%

Standard & Poor’s (S&P) Arizona Municipal Bond Index2	9.47%	4.74%	5.51%

Standard & Poor’s (S&P) National Municipal Bond Index3	9.88%	4.51%	5.58%

Lipper Other States Municipal Debt Funds Average4	14.58%	4.31%	6.27%

Texas Fund
NTX	14.71%	4.89%	6.50%

Standard & Poor’s (S&P) Texas Municipal Bond Index2	10.20%	4.89%	5.81%

Standard & Poor’s (S&P) National Municipal Bond Index3	9.88%	4.51%	5.58%

Lipper Other States Municipal Debt Funds Average4	14.58%	4.31%	6.27%

For the twelve months ended July 31, 2010, the total returns on common share net asset value (NAV) for all of the Arizona and Texas Funds exceeded the returns for their respective state’s Standard & Poor’s (S&P) Municipal Bond Index as well as that of the S&P National Municipal Bond Index. For the same period, NFZ, NKR, NXE and NTX outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NAZ lagged this Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor during this period. The impact of structural leverage is discussed in more detail on page eight.

During this period, bonds with longer maturities generally outperformed those with shorter maturities, with bonds at the longest end of the yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, yield curve positioning and duration proved positive for the performance of NAZ, NXE and NTX, with NFZ having the longest duration among these Funds. All four of these Funds were underweighted in the shortest part of the yield curve that produced the weakest returns. However, yield curve positioning and duration were a net negative for NKR, which had the shortest duration among these Funds. In particular, the performance of this Fund was restrained by its overweighting in the underperforming short intermediate part of the curve.

Credit exposure also played an important role in performance in these funds. The demand for municipal bonds increased during this period driven by a variety of factors,

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

2
The Standard & Poor's (S&P) Municipal Bond Indexes for Arizona and Texas are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Arizona and Texas municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3
The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. These indexes do not reflect any or ongoing expenses and are not available for direct investment.

4
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 20 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

6 Nuveen Investments

including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to the Build America Bond program. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the performance of all of these Funds benefited from their overexposure to lower quality credits. Because NAZ cannot invest in sub-investment grade securities (those rated BB and lower by at least one Nationally Recognized Statical Rating Organization (NRSRO) or those non-rated), which performed well, the contribution from credit exposure was smaller in this Fund.

Holdings that generally contributed to the Funds’ returns during this period included industrial development revenue (IDR) and health care bonds, both of which exceeded the overall municipal market return by substantial margins. NTX, in particular, benefited from its overweight in IDR credits. Revenue bonds as a whole performed well, with transportation, special tax and leasing among the other sectors that outperformed the general municipal market. Zero coupon bonds also were among the strongest performers.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of July 31, 2010, NKR, NXE and NTX held the heaviest weightings of pre-refunded bonds, while NFZ had the smallest holding of these bonds. Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin and electric utilities and water and sewer also turned in weaker performances. In addition, many general obligation and other tax-supported bonds failed to keep pace with the market for the twelve months.

One sector that generally performed in line with the market but that outperformed dramatically for the Arizona Funds was the “other revenue” sector. In Arizona, the other revenue sector is focused largely on CFD or land development bonds, also known as “dirt deals.” This area of the market had been hit hard in the states most affected by the housing crisis, including California, Florida and Arizona. In California, which is a relatively high wealth state with higher taxes and a more developed market for this type of credit, we saw dirt deal bonds begin to rally, while the Arizona market for these bonds continued to lag. This occurred despite the fact that, because of Arizona’s smaller, less developed market for dirt deals, Arizona-issued bonds of this type generally have stronger fundamental credit quality and security features. During this twelve-month reporting period, however, as investors sought higher yields, these Arizona bonds became very attractive to buyers and performed exceptionally well. The performances of NFZ, NKR and NXE were boosted by their significant exposure to Arizona dirt deals, especially to non-rated CFD bonds that were judged to be in the sub-investment grade credit quality category by Nuveen Asset Management. In NKR, as mentioned previously, this contribution was offset to some degree by the Fund’s shorter duration. Also as noted above, NAZ’s participation in the Arizona dirt deal rally was limited by its inability to invest in sub-investment grade bonds.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can

Nuveen Investments 7

expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising.

Leverage made a positive contribution to the performance of all these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

In April and May 2010, 30 Nuveen leveraged closed-end funds, including NXE, received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/ Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found

8 Nuveen Investments

that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, twenty of the funds that received demand letters (not including NXE) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds (not including NXE) were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds (including NXE) were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

As of July 31, 2010, the amounts of ARPS redeemed by the Funds are as shown in the accompanying table.

	Auction Rate	% of Original
	Preferred Shares	Auction Rate
Fund	Redeemed	Preferred Share
NAZ	$2,125,000	7.1%
NFZ	$1,400,000	11.7%
NKR	$1,875,000	10.1%
NXE	$3,600,000	16.4%
NTX	$3,950,000	5.7%

During the twelve-month reporting period, NFZ, NKR and NXE filed with the Securities and Exchange Commission (SEC) a registration statement seeking to register MTP. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of their ARPS. The issuance of MTP by NFZ, NKR and NXE is subject to market conditions. There is no assurance that these MTP shares will be issued.

As of July 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $4.4 billion of the approximately $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments 9

Common Share Dividend and
Share Price Information

During the twelve-month reporting period ended July 31, 2010, NFZ and NKR each had four monthly dividend increases and NAZ, NXE and NTX each had three monthly dividend increases.

Due to normal portfolio activity, common shareholders of NTX received a long-term capital gains distribution of $0.0118 per share and a short-term capital gains distribution of $0.0002 per share at the end of December 2009.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2010, all five of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of July 31, 2010, and since the inception of the Funds’ repurchase program, NFZ, NKR and NXE have cumulatively repurchased their outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NAZ and NTX have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased	Common Shares
NFZ	2,500	0.2%
NKR	800	0.0%
NXE	1,600	0.1%

During the twelve-month reporting period, NFZ, NKR and NXE did not repurchase any of their outstanding common shares.

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As of July 31, 2010, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	7/31/10	Twelve-Month Average
Fund	(+)Premium/(-)Discount	(+)Premium/(-)Discount
NAZ	-4.65%	-4.09%
NFZ	-0.07%	-6.83%
NKR	-4.98%	-6.68%
NXE	-6.94%	-7.43%
NTX	+12.72%	+6.50%

Nuveen Investments 11

NAZ	Nuveen Arizona
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.

as of July 31, 2010

Fund Snapshot
Common Share Price		$13.34
Common Share Net Asset Value		$13.99
Premium/(Discount) to NAV		-4.65%
Market Yield		5.62%
Taxable-Equivalent Yield1		8.18%
Net Assets Applicable to Common Shares ($000)		$62,549
Average Effective Maturity on Securities (Years)		17.83
Leverage-Adjusted Duration		7.86

Average Annual Total Return
(Inception 11/19/92)
	On Share Price	On NAV
1-Year	14.47%	13.94%
5-Year	2.37%	4.11%
10-Year	4.48%	5.44%

Portfolio Composition
(as a % of total investments)
Tax Obligation/Limited		23.9%
Utilities		16.8%
Health Care		15.5%
Water and Sewer		14.7%
Education and Civic Organizations		9.6%
U.S. Guaranteed		7.7%
Tax Obligation/General		7.7%
Other		4.1%

[Missing Graphic Reference]

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance
Overview page.

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

12 Nuveen Investments

NFZ	Nuveen Arizona
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of July 31, 2010

Fund Snapshot
Common Share Price		$14.19
Common Share
Net Asset Value		$14.20
Premium/(Discount) to NAV		-0.07%
Market Yield		5.45%
Taxable-Equivalent Yield1		7.93%
Net Assets Applicable to Common Shares ($000)		$21,984
Average Effective Maturity on Securities (Years)		15.57
Leverage-Adjusted Duration		8.74

Average Annual Total Return
(Inception 1/30/01)
	On Share Price	On NAV
1-Year	23.34%	17.93%
5-Year	2.88%	3.71%
Since
Inception	5.08%	5.65%

Portfolio Composition
(as a % of total investments)
Tax Obligation/Limited		32.2%
Utilities		21.4%
Health Care		12.4%
Water and Sewer		9.5%
Tax Obligation/General		8.0%
Education and Civic Organizations		7.2%
U.S. Guaranteed		4.8%
Other		4.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance
Overview page.
1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
2 Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Investments 13

NKR	Nuveen Arizona
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2

as of July 31, 2010

Fund Snapshot
Common Share Price		$13.92
Common Share
Net Asset Value		$14.65
Premium/(Discount) to NAV		-4.98%
Market Yield		5.78%
Taxable-Equivalent Yield1		8.41%
Net Assets Applicable to Common Shares ($000)		$35,733
Average Effective Maturity on Securities (Years)		14.18
Leverage-Adjusted Duration		6.49

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	17.65%	14.75%
5-Year	2.67%	4.36%
Since Inception	4.94%	6.04%

Portfolio Composition
(as a % of total investments)
Tax Obligation/Limited		31.5%
Health Care		16.9%
Tax Obligation/General		13.9%
U.S. Guaranteed		12.0%
Water and Sewer		8.7%
Education and Civic Organizations		6.0%
Utilities		4.2%
Other		6.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance
Overview page.
1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
2 Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

14 Nuveen Investments

NXE	Nuveen Arizona
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of July 31, 2010

Fund Snapshot
Common Share Price		$13.14
Common Share
Net Asset Value		$14.12
Premium/(Discount) to NAV		-6.94%
Market Yield		5.75%
Taxable-Equivalent Yield1		8.37%
Net Assets Applicable to Common Shares ($000)		$43,280
Average Effective Maturity on Securities (Years)		16.01
Leverage-Adjusted Duration		7.20

Average Annual Total Return
(Inception 9/25/02)
	On Share Price	On NAV
1-Year	18.58%	16.66%
5-Year	3.43%	4.42%
Since
Inception	3.78%	5.10%

Portfolio Composition
(as a % of total investments)
Tax Obligation/Limited		22.7%
Health Care		20.9%
Education and Civic Organizations		11.9%
U.S. Guaranteed		10.2%
Water and Sewer		10.0%
Transportation		9.7%
Utilities		9.6%
Other		5.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance
Overview page.
1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
2 Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Investments 15

NTX	Nuveen Texas
Performance	Quality Income
OVERVIEW	Municipal Fund

as of July 31, 2010

Fund Snapshot
Common Share Price		$16.92
Common Share Net Asset Value		$15.01
Premium/(Discount) to NAV		12.72%
Market Yield		5.07%
Taxable-Equivalent Yield1		7.04%
Net Assets Applicable to Common Shares ($000)		$143,080
Average Effective Maturity on Securities (Years)		15.92
Leverage-Adjusted Duration		6.98

Average Annual Total Return
(Inception 10/17/91)
	On Share Price	On NAV
1-Year	20.92%	14.71%
5-Year	6.65%	4.89%
10-Year	9.03%	6.50%

Portfolio Composition
(as a % of total investments)
Tax Obligation/General		30.9%
Education and Civic Organizations		10.9%
U.S. Guaranteed		10.4%
Health Care		8.8%
Utilities		8.7%
Water and Sewer		7.9%
Transportation		7.0%
Tax Obligation/Limited		6.3%
Other		9.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance
Overview page.
1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to invest-
ments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
2 Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
3 The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0120 per share.

16 Nuveen Investments

NAZ	Shareholder Meeting Report
NFZ
NKR	The annual meeting of shareholders was held in the offices of Nuveen Investments on November 30,
2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment
Policies. The meeting for all funds was subsequently adjourned to January 12, 2010; the meeting for
NAZ and NKR was additionally adjourned to March 23, 2010. The meeting for NKR was additionally adjourned to March 30, 2010.

	NAZ		NFZ		NKR
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the elimination of the Fund’s fundamental
policy relating to investments in municipal
securities and below investment grade securities.
For	2,280,789	873	771,037	256	1,200,028	319
Against	233,433	139	47,643	7	75,228	91
Abstain	93,611	17	38,273	—	55,084	7
Broker Non-Votes	566,661	—	196,335	—	379,788	117
Total	3,174,494	1,029	1,053,288	263	1,710,128	534
To approve the new fundamental policy relating
to investments in municipal securities for the Fund.
For	2,390,577	873	782,112	256	1,206,462	319
Against	140,959	139	42,868	7	72,814	91
Abstain	76,297	17	31,973	—	51,064	7
Broker Non-Votes	566,661	—	196,335	—	379,788	117
Total	3,174,494	1,029	1,053,288	263	1,710,128	534
To approve the elimination of the fundamental
policy prohibiting investment in other
investment companies.
For	2,381,154	873	—	—	—	—
Against	141,502	139	—	—	—	—
Abstain	85,177	17	—	—	—	—
Broker Non-Votes	566,661	—	—	—	—	—
Total	3,174,494	1,029	—	—	—	—
To approve the elimination of the fundamental
policy relating to derivatives and short sales.
For	2,267,770	873	—	—	—	—
Against	257,385	139	—	—	—	—
Abstain	82,678	17	—	—	—	—
Broker Non-Votes	566,661	—	—	—	—	—
Total	3,174,494	1,029	—	—	—	—
To approve the elimination of the fundamental
policy relating to commodities.
For	2,259,516	873	—	—	—	—
Against	267,358	139	—	—	—	—
Abstain	80,959	17	—	—	—	—
Broker Non-Votes	566,661	—	—	—	—	—
Total	3,174,494	1,029	—	—	—	—
To approve the new fundamental policy relating
to commodities.
For	2,260,959	873	—	—	—	—
Against	260,594	139	—	—	—	—
Abstain	86,280	17	—	—	—	—
Broker Non-Votes	566,661	—	—	—	—	—
Total	3,174,494	1,029	—	—	—	—

Nuveen Investments 17

NAZ	Shareholder Meeting Report (continued)
NFZ
NKR

	NAZ		NFZ		NKR
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached
as follows:
John P. Amboian
For	2,929,434	—	—	—	—	—
Withhold	244,566	—	—	—	—	—
Total	3,174,000	—	—	—	—	—
Robert P. Bremner
For	2,918,583	—	1,004,873	—	1,604,900	—
Withhold	255,417	—	48,415	—	105,101	—
Total	3,174,000	—	1,053,288	—	1,710,001	—
Jack B. Evans
For	2,917,233	—	1,004,873	—	1,604,900	—
Withhold	256,767	—	48,415	—	105,101	—
Total	3,174,000	—	1,053,288	—	1,710,001	—
William C. Hunter
For	—	362	—	219	—	216
Withhold	—	173	—	44	—	190
Total	—	535	—	263	—	406
David J. Kundert
For	2,929,084	—	—	—	—	—
Withhold	244,916	—	—	—	—	—
Total	3,174,000	—	—	—	—	—
William J. Schneider
For	—	362	—	219	—	216
Withhold	—	173	—	44	—	190
Total	—	535	—	263	—	406
Judith M. Stockdale
For	2,926,384	—	—	—	—	—
Withhold	247,616	—	—	—	—	—
Total	3,174,000	—	—	—	—	—
Carole E. Stone
For	2,928,084	—	—	—	—	—
Withhold	245,916	—	—	—	—	—
Total	3,174,000	—	—	—	—	—
Terence J. Toth
For	2,927,384	—	—	—	—	—
Withhold	246,616	—	—	—	—	—
Total	3,174,000	—	—	—	—	—

18 Nuveen Investments

NXE
NTX

	NXE		NTX
	Common and		Common and
	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class
To approve the elimination of the Fund’s fundamental
policy relating to investments in municipal
securities and below investment grade securities.
For	1,604,588	547	4,575,435	1,768
Against	73,702	24	377,271	28
Abstain	39,454	—	129,374	2
Broker Non-Votes	469,959	—	1,499,903	—
Total	2,187,703	571	6,581,983	1,798
To approve the new fundamental policy relating
to investments in municipal securities for the Fund.
For	1,609,489	547	4,613,150	1,735
Against	63,670	24	336,083	61
Abstain	44,585	—	132,847	2
Broker Non-Votes	469,959	—	1,499,903	—
Total	2,187,703	571	6,581,983	1,798
To approve the elimination of the fundamental
policy prohibiting investment in other
investment companies.
For	—	—	4,544,203	1,735
Against	—	—	395,405	63
Abstain	—	—	142,472	—
Broker Non-Votes	—	—	1,499,903	—
Total	—	—	6,581,983	1,798
To approve the elimination of the fundamental
policy relating to derivatives and short sales.
For	—	—	4,548,122	1,737
Against	—	—	392,713	61
Abstain	—	—	141,245	—
Broker Non-Votes	—	—	1,499,903	—
Total	—	—	6,581,983	1,798
To approve the elimination of the fundamental
policy relating to commodities.
For	—	—	4,554,664	1,735
Against	—	—	391,793	63
Abstain	—	—	135,623	—
Broker Non-Votes	—	—	1,499,903	—
Total	—	—	6,581,983	1,798
To approve the new fundamental policy relating
to commodities.
For	—	—	4,492,126	1,735
Against	—	—	457,240	61
Abstain	—	—	132,714	2
Broker Non-Votes	—	—	1,499,903	—
Total	—	—	6,581,983	1,798

Nuveen Investments 19

Shareholder Meeting Report (continued)
NXE
NTX

	NXE		NTX
	Common and		Common and
	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting
	together	together	together	together
	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Robert P. Bremner
For	2,113,145	—	6,340,269	—
Withhold	74,558	—	241,714	—
Total	2,187,703	—	6,581,983	—
Jack B. Evans
For	2,115,870	—	6,346,942	—
Withhold	71,833	—	235,041	—
Total	2,187,703	—	6,581,983	—
William C. Hunter
For	—	476	—	1,569
Withhold	—	95	—	229
Total	—	571	—	1,798
David J. Kundert
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William J. Schneider
For	—	476	—	1,569
Withhold	—	95	—	229
Total	—	571	—	1,798
Judith M. Stockdale
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Carole E. Stone
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Terence J. Toth
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
20 Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Arizona Premium Income Municipal Fund, Inc.
Nuveen Arizona Dividend Advantage Municipal Fund
Nuveen Arizona Dividend Advantage Municipal Fund 2
Nuveen Arizona Dividend Advantage Municipal Fund 3
Nuveen Texas Quality Income Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund (the “Funds”), as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 27, 2010

Nuveen Investments 21

Nuveen Arizona Premium Income Municipal Fund, Inc.
NAZ	Portfolio of Investments
July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.2% (0.8% of Total Investments)
$ 765	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	$ 730,613
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 13.5% (9.6% of Total Investments)
2,500	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction	9/10 at 100.00	A	2,055,600
	Rate Securities, 0.585%, 11/01/41 (Alternative Minimum Tax) (4)
1,000	Arizona State University, System Revenue Bonds, Series 2002, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA	1,056,590
	Arizona State University, System Revenue Bonds, Series 2005:
1,455	5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	1,527,634
750	5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	782,490
1,600	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/20 at 100.00	A–	1,607,824
	Series 2010, 5.125%, 5/15/40
1,500	Tempe Industrial Development Authority, Arizona, Lease Revenue Bonds, Arizona State University	7/13 at 100.00	N/R	1,410,300
	Foundation Project, Series 2003, 5.000%, 7/01/34 – AMBAC Insured
8,805	Total Education and Civic Organizations			8,440,438
	Health Care – 21.8% (15.5% of Total Investments)
1,430	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	1,456,655
	2007A, 5.000%, 1/01/25
885	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	573,834
	2007B, 1.167%, 1/01/37
3,470	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/18 at 100.00	A+	3,552,551
	2008D, 5.500%, 1/01/38
675	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/15 at 100.00	BBB	619,488
	Network, Series 2005B, 5.000%, 12/01/37
1,110	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/17 at 100.00	BBB	1,001,775
	Network, Series 2007, 5.000%, 12/01/42
2,150	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/14 at 100.00	A	2,227,379
	Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23
2,800	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/17 at 100.00	A	2,843,680
	Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32
515	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	11/10 at 101.00	Aa1	526,953
	Financing Authority, Hospital Revenue Bonds, Hospital de la Concepcion, Series 2000A,
	6.375%, 11/15/15
950	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial	12/10 at 100.00	N/R	852,017
	Hospital, Series 1998, 5.500%, 6/01/22
13,985	Total Health Care			13,654,332
	Housing/Single Family – 4.6% (3.3% of Total Investments)
795	Phoenix and Pima County Industrial Development Authority, Arizona, Single Family Mortgage	7/17 at 103.00	Aaa	822,332
	Revenue Bonds, Series 2007-4, 5.800%, 12/01/39 (Alternative Minimum Tax)
2,010	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage	6/17 at 101.00	Aaa	2,052,130
	Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
2,805	Total Housing/Single Family			2,874,462

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 10.8% (7.7% of Total Investments)
$ 1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project	7/18 at 100.00	Aa3	$ 1,390,083
	2006, Series 2008B, 5.750%, 7/01/28
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds,	7/18 at 100.00	Aa3	1,257,060
	Series 2008, 5.000%, 7/01/27 – AGM Insured
3,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series	7/18 at 100.00	A	3,761,497
	2008C, 5.250%, 7/01/28
330	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.375%, 7/01/28	7/11 at 100.00	A3	331,142
6,325	Total Tax Obligation/General			6,739,782
	Tax Obligation/Limited – 33.7% (23.9% of Total Investments)
355	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment	7/12 at 100.00	N/R	362,384
	Lien Bonds, Series 2001A, 7.875%, 7/01/25
3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax	1/14 at 100.00	AA	3,153,870
	Revenue Bonds, Series 2008B, 6.250%, 7/01/38
1,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%,	8/16 at 100.00	AA–	1,347,149
	8/01/22 – NPFG Insured
740	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%,	8/16 at 100.00	AA–	786,161
	8/01/23 – NPFG Insured
575	Marana Municipal Property Corporation, Arizona, Revenue Bonds, Series 2003, 5.000%, 7/01/28 –	7/13 at 100.00	AA	590,997
	AMBAC Insured
1,511	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006,	7/16 at 100.00	A2	1,441,811
	4.600%, 1/01/26
3,400	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%,	6/12 at 100.00	N/R	3,595,840
	6/01/18 – AMBAC Insured
3,400	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 –	7/15 at 100.00	AAA	3,631,710
	AGM Insured
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008,	6/16 at 102.00	A3	1,156,564
	7.750%, 6/15/29
1,200	Prescott Valley Municipal Property Corporation, Arizona, Municipal Facilities Revenue Bonds,	1/13 at 100.00	AA–	1,225,428
	Series 2003, 5.000%, 1/01/27 – FGIC Insured
265	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding	7/12 at 100.00	A3	265,779
	Bonds, Series 2002D, 5.125%, 7/01/24
1,610	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue	7/15 at 100.00	A+	1,657,286
	Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series	No Opt. Call	AAA	1,178,670
	2006, 5.000%, 7/01/24
645	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series	7/15 at 100.00	A1	683,100
	2005, 5.750%, 7/15/24
20,121	Total Tax Obligation/Limited			21,076,749
	U.S. Guaranteed – 10.8% (7.7% of Total Investments) (5)
1,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health	12/10 at 102.00	BBB (5)	1,041,490
	Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)
1,250	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/11 at 101.00	AAA	1,317,688
	Series 2001A, 5.875%, 5/15/31 (Pre-refunded 5/15/11)
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds,	No Opt. Call	A (5)	1,525,850
	Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – MBIA Insured (ETM)

Nuveen Investments 23

NAZ
Nuveen Arizona Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 385	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%,	4/15 at 100.00	N/R (5)	$449,615
	4/01/16 (Pre-refunded 4/01/15)
735	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding	7/12 at 100.00	Baa3 (5)	798,151
	Bonds, Series 2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)
1,500	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	12/11 at 101.00	N/R (5)	1,624,665
	Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
6,120	Total U.S. Guaranteed			6,757,459
	Utilities – 23.6% (16.8% of Total Investments)
1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds,	No Opt. Call	AA	1,182,010
	Hoover Project, Series 2001, 5.250%, 10/01/15
1,340	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	1/15 at 100.00	BBB–	1,371,034
	Company, Refunding Series 2008, 5.750%, 9/01/29
2,170	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/27 –	7/15 at 100.00	A3	2,190,159
	SYNCORA GTY Insured
530	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/13 at 100.00	Aa1	567,360
	Revenue Bonds, Series 2002B, 5.000%, 1/01/22
715	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/18 at 100.00	Aa1	856,684
	Revenue Bonds, Tender Option Bond Trust 09-9W, 17.172%, 1/01/38 (IF)
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/12 at 101.00	Aa1	1,029,930
	Revenue Refunding Bonds, Series 2002A, 5.125%, 1/01/27
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc
	Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A	4,459,995
3,500	5.000%, 12/01/37	No Opt. Call	A	3,120,320
14,755	Total Utilities			14,777,492
	Water and Sewer – 20.7% (14.7% of Total Investments)
1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation,	7/14 at 100.00	A	1,006,729
	Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured
3,500	Glendale, Arizona, Water and Sewer Revenue Bonds, Subordinate Lien, Series 2003, 5.000%,	7/13 at 100.00	AA	3,663,730
	7/01/28 – AMBAC Insured
1,425	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A2	1,432,994
600	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series	7/13 at 100.00	AA–	620,874
	2003, 5.000%, 7/01/23 – NPFG Insured
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds,	7/14 at 100.00	AA+	1,055,210
	Series 2004, 5.000%, 7/01/24 – NPFG Insured
1,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series	7/12 at 100.00	AAA	1,549,125
	2002, 5.000%, 7/01/26 – FGIC Insured
1,250	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding	No Opt. Call	AAA	1,531,275
	Bonds, Series 2001, 5.500%, 7/01/21 – FGIC Insured

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
$ 600	4.700%, 4/01/22	4/14 at 100.00	N/R	$ 604,386
695	4.900%, 4/01/32	4/17 at 100.00	N/R	646,016
905	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water &	12/17 at 100.00	N/R	841,478
	Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
12,480	Total Water and Sewer			12,951,817
$ 86,161	Total Investments (cost $83,508,446) – 140.7%			88,003,144
	Other Assets Less Liabilities – 3.9%			2,420,402
	Auction Rate Preferred Shares, at Liquidation Value – (44.6)% (6)			(27,875,000)
	Net Assets Applicable to Common Shares – 100%			$ 62,548,546

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting
Policies, Investment Valuation for more information.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Auction Rate Preferred shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments 25

Nuveen Arizona Dividend Advantage Municipal Fund
NFZ	Portfolio of Investments
July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 10.5% (7.2% of Total Investments)
$ 280	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction	9/10 at 100.00	A	$ 230,227
	Rate Securities, 0.585%, 11/01/41 (Alternative Minimum Tax) (4)
500	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/20 at 100.00	A–	502,445
	Series 2010, 5.125%, 5/15/40
1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	8/10 at 100.50	BBB–	975,400
	Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System,
	Series 1999, 5.375%, 2/01/29
300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	9/11 at 100.00	BBB	301,713
	Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series
	2001, 5.250%, 9/01/21
305	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona	9/14 at 100.00	BBB–	288,323
	Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34
2,385	Total Education and Civic Organizations			2,298,108
	Health Care – 18.0% (12.4% of Total Investments)
565	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	575,532
	2007A, 5.000%, 1/01/25
325	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	210,730
	2007B, 1.167%, 1/01/37
720	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/18 at 100.00	A+	737,129
	2008D, 5.500%, 1/01/38
10	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist	3/13 at 100.00	A	10,002
	Health System/West, Series 2003A, 5.000%, 3/01/28
250	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/15 at 100.00	BBB	229,440
	Network, Series 2005B, 5.000%, 12/01/37
415	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/17 at 100.00	BBB	374,538
	Network, Series 2007, 5.000%, 12/01/42
750	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/14 at 100.00	A	776,993
	Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23
1,025	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/17 at 100.00	A	1,040,990
	Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32
4,060	Total Health Care			3,955,354
	Housing/Multifamily – 3.3% (2.2% of Total Investments)
1,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	8/10 at 101.00	Baa1	724,150
	Whispering Palms Apartments, Series 1999A, 5.900%, 7/01/29 – NPFG Insured
	Housing/Single Family – 3.3% (2.3% of Total Investments)
720	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage	6/17 at 101.00	Aaa	735,091
	Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
	Tax Obligation/General – 11.7% (8.0% of Total Investments)
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second	7/15 at 100.00	Aa2	1,105,900
	Series 2005, 5.000%, 7/01/20 – FGIC Insured
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series	7/16 at 100.00	Aa2	1,458,912
	2006, 5.000%, 7/01/21 – NPFG Insured
2,340	Total Tax Obligation/General			2,564,812
	Tax Obligation/Limited – 46.8% (32.2% of Total Investments)
1,220	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/13 at 100.00	A1	1,209,020
	Project, Series 2003A, 5.000%, 7/01/31 – NPFG Insured
88	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series	7/15 at 100.00	N/R	72,340
	2005, 5.500%, 7/15/29
207	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds,	1/17 at 100.00	N/R	160,547
	Montecito Assessment District, Series 2007, 5.700%, 7/01/27

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 138	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment	7/12 at 100.00	N/R	$ 140,870
	Lien Bonds, Series 2001A, 7.875%, 7/01/25
1,000	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%,	8/16 at 100.00	AA–	1,052,460
	8/01/22 – NPFG Insured
275	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%,	8/16 at 100.00	AA–	292,155
	8/01/23 – NPFG Insured
1,180	Marana Municipal Property Corporation, Arizona, Revenue Bonds, Series 2003, 5.000%, 7/01/23 –	7/13 at 100.00	AA	1,246,587
	AMBAC Insured
528	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006,	7/16 at 100.00	A2	503,823
	4.600%, 1/01/26
150	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General	7/17 at 100.00	N/R	130,886
	Obligation Bonds, Series 2007, 6.100%, 7/15/32
255	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds,	7/18 at 100.00	N/R	256,293
	Series 2008A, 7.400%, 7/15/33
330	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series	7/16 at 100.00	N/R	261,779
	2006, 5.300%, 7/15/31
225	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	188,980
	Bonds, Series 2007, 5.800%, 7/15/32
100	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds,	7/16 at 100.00	N/R	79,862
	Series 2006, 5.350%, 7/15/31
900	Phoenix Industrial Development Authority, Arizona, Government Bonds, Capitol Mall LLC II,	3/12 at 100.00	A1	949,014
	Series 2001, 5.250%, 9/15/16 – AMBAC Insured
680	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	No Opt. Call	BBB–	665,244
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured
600	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue	7/15 at 100.00	A+	617,622
	Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series	No Opt. Call	AAA	1,178,670
	2006, 5.000%, 7/01/24
350	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	297,780
	Bonds, Series 2007, 5.900%, 7/15/32
500	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series	7/15 at 100.00	A1	529,535
	2005, 5.750%, 7/15/24
341	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/16 at 100.00	N/R	281,802
	2005, 6.000%, 7/01/30
225	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment	7/16 at 100.00	N/R	177,282
	Bonds Series 2006, 5.250%, 7/15/31
10,292	Total Tax Obligation/Limited			10,292,551
	U.S. Guaranteed – 7.0% (4.8% of Total Investments) (5)
240	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds,	7/16 at 100.00	AA (5)	288,689
	Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – MBIA Insured
140	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%,	4/15 at 100.00	N/R (5)	163,496
	4/01/16 (Pre-refunded 4/01/15)
1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	12/11 at 101.00	N/R (5)	1,083,110
	Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
1,380	Total U.S. Guaranteed			1,535,295
	Utilities – 31.1% (21.4% of Total Investments)
1,500	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds,	No Opt. Call	AA	1,789,245
	Hoover Project, Series 2001, 5.250%, 10/01/17
1,000	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 –	No Opt. Call	Aa2	1,176,850
	FGIC Insured
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	1/15 at 100.00	BBB–	680,401
	Company, Refunding Series 2008, 5.750%, 9/01/29

Nuveen Investments 27

NFZ
Nuveen Arizona Dividend Advantage Municipal Fund (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 –	7/15 at 100.00	A3	$ 1,013,220
	SYNCORA GTY Insured
200	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/13 at 100.00	Aa1	214,098
	Revenue Bonds, Series 2002B, 5.000%, 1/01/22
560	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/18 at 100.00	Aa1	670,970
	Revenue Bonds, Tender Option Bond Trust 09-9W, 17.172%, 1/01/38 (IF)
235	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	7/10 at 100.00	Aa1	235,848
	Revenue Refunding Bonds, Series 1997A, 5.000%, 1/01/20
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/12 at 101.00	Aa1	1,064,150
	Revenue Refunding Bonds, Series 2002A, 5.250%, 1/01/18
6,160	Total Utilities			6,844,782
	Water and Sewer – 13.8% (9.5% of Total Investments)
475	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A2	477,665
225	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series	7/13 at 100.00	AA–	232,828
	2003, 5.000%, 7/01/23 – NPFG Insured
1,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series	7/12 at 100.00	AAA	1,549,125
	2002, 5.000%, 7/01/26 – FGIC Insured
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
225	4.700%, 4/01/22	4/14 at 100.00	N/R	226,644
260	4.900%, 4/01/32	4/17 at 100.00	N/R	241,674
325	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water &	12/17 at 100.00	N/R	302,187
	Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
3,010	Total Water and Sewer			3,030,123
$ 31,347	Total Investments (cost $31,425,432) – 145.5%			31,980,266
	Other Assets Less Liabilities – 2.7%			604,129
	Auction Rate Preferred Shares, at Liquidation Value – (48.2)% (6)			(10,600,000)
	Net Assets Applicable to Common Shares – 100%			$ 21,984,395

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclo-
sure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies,
Investment Valuation for more information.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Auction Rate Preferred shares, at Liquidation Value as a percentage of Total Investments is 33.1%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

28 Nuveen Investments

	Nuveen Arizona Dividend Advantage Municipal Fund 2
NKR	Portfolio of Investments
		July 31, 2010
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 8.6% (6.0% of Total Investments)
$ 1,130	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction	9/10 at 100.00	A	$ 929,131
	Rate Securities, 0.585%, 11/01/41 (Alternative Minimum Tax) (4)
775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/20 at 100.00	A–	778,790
	Series 2010, 5.125%, 5/15/40
485	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah	12/14 at 100.00	BBB–	469,107
	Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24
320	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	8/10 at 100.50	BBB–	320,854
	Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System,
	Series 1999, 5.375%, 2/01/19
480	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona	9/14 at 100.00	BBB–	453,754
	Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34
	University of Arizona, Certificates of Participation, Series 2002A:
65	5.500%, 6/01/18 – AMBAC Insured	6/12 at 100.00	AA–	69,566
40	5.125%, 6/01/22 – AMBAC Insured	6/12 at 100.00	AA–	41,860
3,295	Total Education and Civic Organizations			3,063,062
	Health Care – 24.0% (16.9% of Total Investments)
845	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	860,751
	2007A, 5.000%, 1/01/25
520	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	337,168
	2007B, 1.167%, 1/01/37
1,150	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/18 at 100.00	A+	1,177,359
	2008D, 5.500%, 1/01/38
600	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004,	4/14 at 100.00	A	617,574
	5.000%, 4/01/20
400	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/15 at 100.00	BBB	367,104
	Network, Series 2005B, 5.000%, 12/01/37
655	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/17 at 100.00	BBB	591,138
	Network, Series 2007, 5.000%, 12/01/42
1,375	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/14 at 100.00	A	1,424,486
	Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23
1,650	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/17 at 100.00	A	1,675,740
	Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32
500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Mayo Clinic	11/10 at 100.00	Aa2	500,195
	Hospital, Series 1998, 5.250%, 11/15/37
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai	8/13 at 100.00	Baa2	1,009,820
	Regional Medical Center, Series 2003A, 6.000%, 8/01/33
8,695	Total Health Care			8,561,335
	Housing/Multifamily – 2.1% (1.5% of Total Investments)
705	Maricopa County Industrial Development Authority, Arizona, GNMA Collateralized Multifamily	10/11 at 105.00	AAA	746,102
	Housing Revenue Refunding Bonds, Pine Ridge, Cambridge Court, Cove on 44th and Fountain
	Place Apartments, Series 2001A-1, 6.000%, 10/20/31
	Housing/Single Family – 3.4% (2.4% of Total Investments)
1,185	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage	6/17 at 101.00	Aaa	1,209,838
	Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)

Nuveen Investments 29

NKR
Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 19.6% (13.9% of Total Investments)
$ 1,000	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington	No Opt. Call	AAA	$ 1,186,890
	Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured
1,165	Maricopa County Unified School District 69, Paradise Valley, Arizona, General Obligation	No Opt. Call	Aa2	1,342,208
	Refunding Bonds, Series 2002A, 5.250%, 7/01/14 – FGIC Insured
1,405	Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%, 7/01/15 – FGIC Insured	No Opt. Call	AA	1,639,073
	Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2002B:
1,700	5.000%, 7/01/22	7/12 at 100.00	AAA	1,810,143
500	5.000%, 7/01/27	7/12 at 100.00	AAA	513,745
510	Scottsdale, Arizona, General Obligation Bonds, Series 2002, 5.000%, 7/01/24	7/11 at 100.00	AAA	518,588
6,280	Total Tax Obligation/General			7,010,647
	Tax Obligation/Limited – 44.6% (31.5% of Total Investments)
	Arizona State, Certificates of Participation, Series 2002A:
750	5.000%, 11/01/17 – NPFG Insured	5/12 at 100.00	A+	776,430
1,000	5.000%, 11/01/18 – NPFG Insured	5/12 at 100.00	A+	1,030,760
500	5.000%, 11/01/20 – NPFG Insured	5/12 at 100.00	A+	511,675
124	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series	7/15 at 100.00	N/R	101,933
	2005, 5.500%, 7/15/29
340	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds,	1/17 at 100.00	N/R	251,529
	Montecito Assessment District, Series 2007, 5.800%, 7/01/32
218	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment	7/12 at 100.00	N/R	222,534
	Lien Bonds, Series 2001A, 7.875%, 7/01/25
884	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006,	7/16 at 100.00	A2	843,522
	4.600%, 1/01/26
	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002:
840	5.375%, 6/01/18 – AMBAC Insured	6/12 at 100.00	N/R	888,384
2,645	5.375%, 6/01/19 – AMBAC Insured	6/12 at 100.00	N/R	2,797,352
240	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General	7/17 at 100.00	N/R	209,417
	Obligation Bonds, Series 2007, 6.100%, 7/15/32
415	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds,	7/18 at 100.00	N/R	417,104
	Series 2008A, 7.400%, 7/15/33
530	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series	7/16 at 100.00	N/R	420,433
	2006, 5.300%, 7/15/31
350	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	293,969
	Bonds, Series 2007, 5.800%, 7/15/32
140	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds,	7/16 at 100.00	N/R	111,807
	Series 2006, 5.350%, 7/15/31
1,500	Phoenix Industrial Development Authority, Arizona, Government Bonds, Capitol Mall LLC II,	3/12 at 100.00	A1	1,581,690
	Series 2001, 5.250%, 9/15/16 – AMBAC Insured
1,070	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	No Opt. Call	BBB–	1,046,781
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured
270	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding	7/12 at 100.00	A3	270,794
	Bonds, Series 2002D, 5.125%, 7/01/24
960	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue	7/15 at 100.00	A+	988,195
	Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series	No Opt. Call	AAA	1,178,670
	2006, 5.000%, 7/01/24
555	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	472,194
	Bonds, Series 2007, 5.900%, 7/15/32
750	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series	7/15 at 100.00	A1	794,303
	2005, 5.750%, 7/15/24

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 538	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/16 at 100.00	N/R	$ 444,603
	2005, 6.000%, 7/01/30
350	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment	7/16 at 100.00	N/R	275,772
	Bonds Series 2006, 5.250%, 7/15/31
15,969	Total Tax Obligation/Limited			15,929,851
	Transportation – 4.1% (2.9% of Total Investments)
470	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series	1/11 at 100.00	AAA	471,415
	1998A, 5.000%, 7/01/25 – AGM Insured
1,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series	7/12 at 100.00	AA–	1,008,120
	2002B, 5.250%, 7/01/27 – FGIC Insured (Alternative Minimum Tax)
1,470	Total Transportation			1,479,535
	U.S. Guaranteed – 17.0% (12.0% of Total Investments) (5)
735	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/12 at 101.00	N/R (5)	809,529
	Hospital, Series 2002A, 6.250%, 2/15/21 (Pre-refunded 2/15/12)
715	Arizona State University, System Revenue Bonds, Series 2002, 5.750%, 7/01/27 (Pre-refunded	7/12 at 100.00	AAA	789,160
	7/01/12) – FGIC Insured
100	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Series	7/14 at 100.00	AAA	117,369
	2004B, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured
375	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds,	7/16 at 100.00	AA (5)	451,076
	Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – MBIA Insured
225	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%,	4/15 at 100.00	N/R (5)	262,762
	4/01/16 (Pre-refunded 4/01/15)
730	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding	7/12 at 100.00	Baa3 (5)	792,722
	Bonds, Series 2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)
1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	12/11 at 101.00	N/R (5)	1,083,110
	Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
490	Scottsdale, Arizona, General Obligation Bonds, Series 2002, 5.000%, 7/01/24	7/11 at 100.00	AAA	511,663
	(Pre-refunded 7/01/11)
	University of Arizona, Certificates of Participation, Series 2002A:
685	5.500%, 6/01/18 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	AA– (5)	747,678
460	5.125%, 6/01/22 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Aa3 (5)	498,939
5,515	Total U.S. Guaranteed			6,064,008
	Utilities – 5.9% (4.2% of Total Investments)
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	1/15 at 100.00	BBB–	680,401
	Company, Refunding Series 2008, 5.750%, 9/01/29
450	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/18 at 100.00	Aa1	539,172
	Revenue Bonds, Tender Option Bond Trust 09-9W, 17.172%, 1/01/38 (IF)
1,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	891,520
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
2,115	Total Utilities			2,111,093
	Water and Sewer – 12.3% (8.7% of Total Investments)
500	Maricopa County Industrial Development Authority, Arizona, Water System Improvement Revenue	12/10 at 100.00	N/R	500,050
	Bonds, Chaparral City Water Company, Series 1997A, 5.400%, 12/01/22 – AMBAC Insured
	(Alternative Minimum Tax)
360	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series	7/13 at 100.00	AA–	372,524
	2003, 5.000%, 7/01/23 – NPFG Insured
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding	No Opt. Call	AAA	1,221,410
	Bonds, Series 2001, 5.500%, 7/01/22 – FGIC Insured

Nuveen Investments 31

NKR
Nuveen Arizona Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
$ 350	4.700%, 4/01/22	4/14 at 100.00	N/R	$ 352,559
410	4.900%, 4/01/32	4/17 at 100.00	N/R	381,102
1,000	Tucson, Arizona, Water System Revenue Refunding Bonds, Series 2002, 5.500%, 7/01/18 –	7/12 at 102.00	Aa2	1,097,039
	FGIC Insured
525	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water &	12/17 at 100.00	N/R	488,149
	Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
4,145	Total Water and Sewer			4,412,833
$ 49,374	Total Investments (cost $49,228,018) – 141.6%			50,588,304
	Other Assets Less Liabilities – 4.9%			1,769,958
	Auction Rate Preferred Shares, at Liquidation Value – (46.5)% (6)			(16,625,000)
	Net Assets Applicable to Common Shares – 100%			$ 35,733,262

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclo-
sure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies,
Investment Valuation for more information.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Auction Rate Preferred shares, at Liquidation Value as a percentage of Total Investments is 32.9%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

32 Nuveen Investments

	Nuveen Arizona Dividend Advantage Municipal Fund 3
NXE	Portfolio of Investments
		July 31, 2010
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.1% (0.8% of Total Investments)
$ 485	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	$ 463,199
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 16.6% (11.9% of Total Investments)
690	Arizona Higher Education Loan Authority, Student Loan Revenue Bonds, Series 2007B, Auction	9/10 at 100.00	A	567,346
	Rate Securities, 0.585%, 11/01/41 (Alternative Minimum Tax) (4)
1,250	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	1,312,400
1,130	Energy Management Services LLC, Arizona State University, Energy Conservation Revenue Bonds,	7/12 at 100.00	AA	1,209,089
	Main Campus Project, Series 2002, 5.250%, 7/01/18 – NPFG Insured
900	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/20 at 100.00	A–	904,401
	Series 2010, 5.125%, 5/15/40
560	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah	12/14 at 100.00	BBB–	541,649
	Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24
565	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona	9/14 at 100.00	BBB–	534,106
	Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34
2,000	University of Arizona, Certificates of Participation, Series 2002B, 5.125%, 6/01/20 –	6/12 at 100.00	AA–	2,126,980
	AMBAC Insured
7,095	Total Education and Civic Organizations			7,195,971
	Health Care – 29.1% (20.9% of Total Investments)
1,015	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	1,033,920
	2007A, 5.000%, 1/01/25
620	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	A+	402,008
	2007B, 1.167%, 1/01/37
2,390	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/18 at 100.00	A+	2,446,858
	2008D, 5.500%, 1/01/38
625	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004,	4/14 at 100.00	A	643,306
	5.000%, 4/01/20
475	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/15 at 100.00	BBB	435,936
	Network, Series 2005B, 5.000%, 12/01/37
785	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/17 at 100.00	BBB	708,463
	Network, Series 2007, 5.000%, 12/01/42
1,825	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/14 at 100.00	A	1,890,682
	Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23
1,985	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/17 at 100.00	A	2,015,966
	Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32
2,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Mayo Clinic	11/10 at 100.00	Aa2	2,000,780
	Hospital, Series 1998, 5.250%, 11/15/37
1,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai	8/13 at 100.00	Baa2	1,009,820
	Regional Medical Center, Series 2003A, 6.000%, 8/01/33
12,720	Total Health Care			12,587,739
	Housing/Single Family – 3.3% (2.4% of Total Investments)
1,420	Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage	6/17 at 101.00	Aaa	1,449,763
	Revenue Bonds, Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)

Nuveen Investments 33

NXE
Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 2.5% (1.8% of Total Investments)
$ 1,000	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series	7/18 at 100.00	A	$ 1,065,580
	2008C, 5.250%, 7/01/28
	Tax Obligation/Limited – 31.6% (22.7% of Total Investments)
142	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series	7/15 at 100.00	N/R	116,730
	2005, 5.500%, 7/15/29
2,250	DC Ranch Community Facilities District, Scottsdale, Arizona, General Obligation Bonds, Series	7/13 at 100.00	A1	2,224,620
	2002, 5.000%, 7/15/27 – AMBAC Insured
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds,
	Montecito Assessment District, Series 2007:
250	5.700%, 7/01/27	1/17 at 100.00	N/R	193,898
155	5.800%, 7/01/32	1/17 at 100.00	N/R	114,667
257	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment	7/12 at 100.00	N/R	262,346
	Lien Bonds, Series 2001A, 7.875%, 7/01/25
525	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%,	8/16 at 100.00	AA–	557,750
	8/01/23 – NPFG Insured
1,033	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006,	7/16 at 100.00	A2	985,699
	4.600%, 1/01/26
290	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General	7/17 at 100.00	N/R	253,045
	Obligation Bonds, Series 2007, 6.100%, 7/15/32
490	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds,	7/18 at 100.00	N/R	492,484
	Series 2008A, 7.400%, 7/15/33
2,175	Mohave County, Arizona, Certificates of Participation, Series 2004, 5.250%, 7/01/19 –	7/14 at 100.00	N/R	2,334,645
	AMBAC Insured
640	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series	7/16 at 100.00	N/R	507,693
	2006, 5.300%, 7/15/31
425	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	356,962
	Bonds, Series 2007, 5.800%, 7/15/32
160	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds,	7/16 at 100.00	N/R	127,779
	Series 2006, 5.350%, 7/15/31
1,250	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	No Opt. Call	BBB–	1,222,875
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured
1,130	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue	7/15 at 100.00	A+	1,163,188
	Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured
665	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	565,782
	Bonds, Series 2007, 5.900%, 7/15/32
1,250	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series	7/15 at 100.00	A1	1,323,838
	2005, 5.750%, 7/15/24
639	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/16 at 100.00	N/R	528,070
	2005, 6.000%, 7/01/30
425	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment	7/16 at 100.00	N/R	334,866
	Bonds Series 2006, 5.250%, 7/15/31
14,151	Total Tax Obligation/Limited			13,666,937

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 13.5% (9.7% of Total Investments)
	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds,
	Series 2002B:
$ 1,000	5.750%, 7/01/16 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	$ 1,050,610
2,300	5.250%, 7/01/21 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	2,347,633
2,450	Tucson Airport Authority Inc., Arizona, Revenue Refunding Bonds, Series 2001B, 5.000%,	6/11 at 100.00	A1	2,464,088
	6/01/20 – AMBAC Insured (Alternative Minimum Tax)
5,750	Total Transportation			5,862,331
	U.S. Guaranteed – 14.3% (10.2% of Total Investments) (5)
600	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health	12/10 at 102.00	BBB (5)	624,654
	Network, Series 2000, 6.875%, 12/01/20 (Pre-refunded 12/01/10)
1,575	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds,	7/14 at 100.00	AAA	1,833,379
	Series 2004A, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured
270	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%,	4/15 at 100.00	N/R (5)	315,314
	4/01/16 (Pre-refunded 4/01/15)
250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	12/11 at 101.00	N/R (5)	270,778
	Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
2,770	Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series 2003, 5.000%, 7/01/22	7/13 at 100.00	AAA	3,126,915
	(Pre-refunded 7/01/13)
5,465	Total U.S. Guaranteed			6,171,040
	Utilities – 13.4% (9.6% of Total Investments)
1,250	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service	11/12 at 100.00	Baa2	1,190,213
	Company – Palo Verde Project, Series 2002A, 5.050%, 5/01/29 – AMBAC Insured
665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	1/15 at 100.00	BBB–	680,401
	Company, Refunding Series 2008, 5.750%, 9/01/29
1,660	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 –	7/15 at 100.00	A3	1,681,945
	SYNCORA GTY Insured
270	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/13 at 100.00	Aa1	289,032
	Revenue Bonds, Series 2002B, 5.000%, 1/01/22
775	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/18 at 100.00	Aa1	928,574
	Revenue Bonds, Tender Option Bond Trust 09-9W, 17.172%, 1/01/38 (IF)
1,165	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	1,038,621
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
5,785	Total Utilities			5,808,786
	Water and Sewer – 13.9% (10.0% of Total Investments)
955	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A2	960,358
405	Oro Valley Municipal Property Corporation, Arizona, Senior Lien Water Revenue Bonds, Series	7/13 at 100.00	AA–	419,090
	2003, 5.000%, 7/01/23 – NPFG Insured
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue	7/11 at 100.00	AA+	1,034,379
	Refunding Bonds, Series 2001, 5.125%, 7/01/21 – FGIC Insured

Nuveen Investments 35

NXE
Nuveen Arizona Dividend Advantage Municipal Fund 3 (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series	7/12 at 100.00	AAA	$ 2,134,299
	2002, 5.000%, 7/01/18 – FGIC Insured
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
425	4.700%, 4/01/22	4/14 at 100.00	N/R	428,106
490	4.900%, 4/01/32	4/17 at 100.00	N/R	455,464
615	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water &	12/17 at 100.00	N/R	571,832
	Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
5,890	Total Water and Sewer			6,003,528
$ 59,761	Total Investments (cost $59,477,262) – 139.3%			60,274,874
	Other Assets Less Liabilities – 3.2%			1,405,358
	Auction Rate Preferred Shares, at Liquidation Value – (42.5)% (6)			(18,400,000)
	Net Assets Applicable to Common Shares – 100%			$ 43,280,232

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclo-
sure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies,
Investment Valuation for more information.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Auction Rate Preferred shares, at Liquidation Value as a percentage of Total Investments is 30.5%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

36 Nuveen Investments

	Nuveen Texas Quality Income Municipal Fund
NTX	Portfolio of Investments
		July 31, 2010
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.5% (1.0% of Total Investments)
$ 2,280	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/12 at 100.00	BBB	$ 2,177,514
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 15.9% (10.9% of Total Investments)
2,000	Laredo Community College District, Wells County, Texas, Combined Fee Revenue Bonds, Series	8/20 at 100.00	AAA	2,081,320
	2010, 5.250%, 8/01/35 – AGM Insured
	Red River Education Finance Corporation, Texas, Revenue Bonds, Hockaday School, Series 2005:
1,170	5.000%, 5/15/27	5/15 at 100.00	AA	1,217,385
1,230	5.000%, 5/15/28	5/15 at 100.00	AA	1,274,391
1,290	5.000%, 5/15/29	5/15 at 100.00	AA	1,332,596
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System,
	Series 2003:
1,710	5.000%, 5/01/18 – FGIC Insured	5/13 at 100.00	Ba1	1,635,683
1,795	5.000%, 5/01/19 – FGIC Insured	5/13 at 100.00	Ba1	1,696,185
1,885	5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Ba1	1,764,360
1,665	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24 –	9/14 at 100.00	AAA	1,772,010
	AGM Insured
2,000	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%,	3/12 at 100.00	AAA	2,117,240
	3/15/20 – AGM Insured
2,330	Universal City Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist	3/11 at 102.00	A–	2,378,394
	University Project, Series 2001, 5.625%, 3/01/26
5,000	University of North Texas, Financing System Revenue Bonds, Series 2001, 5.000%, 4/15/24 –	4/12 at 100.00	AAA	5,399,400
	AGM Insured
22,075	Total Education and Civic Organizations			22,668,964
	Energy – 2.0% (1.4% of Total Investments)
3,000	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy	10/10 at 100.00	BBB	2,843,100
	Corporation Project, Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)
	Health Care – 12.8% (8.8% of Total Investments)
	Brazoria County Health Facilities Development Corporation, Texas, Revenue Bonds, Brazosport
	Memorial Hospital, Series 2004:
1,745	5.250%, 7/01/20 – RAAI Insured	7/14 at 100.00	BBB–	1,692,458
1,835	5.250%, 7/01/21 – RAAI Insured	7/14 at 100.00	BBB–	1,755,526
1,270	Midland County Hospital District, Texas, Hospital Revenue Bonds, Series 1992, 0.000%, 6/01/11	No Opt. Call	BBB–	1,224,521
2,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds, Baylor	5/11 at 100.00	Aa2	2,007,620
	Healthcare System, Series 2001A, 5.125%, 5/15/29
105	Richardson Hospital Authority, Texas, Hospital Revenue Refunding and Improvement Bonds,	12/10 at 100.00	Baa2	98,869
	Baylor/Richardson Medical Center, Series 1998, 5.625%, 12/01/28
	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center,
	Series 2004:
2,000	5.875%, 12/01/24	12/13 at 100.00	Baa2	1,981,680
1,000	6.000%, 12/01/34	12/13 at 100.00	Baa2	968,840
2,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds,	11/17 at 100.00	AA–	2,499,825
	Texas Health Resources, Series 2007B, 5.000%, 11/15/42
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	8/20 at 100.00	A1	1,250,938
	Bonds, Scott & White HealthCare Project, Series 2010, 5.250%, 8/15/40
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding	1/19 at 100.00	AAA	2,199,680
	Bonds, Christus Health, Series 2008, 6.500%, 7/01/37 – AGC Insured

Nuveen Investments 37

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances	7/17 at 100.00	Baa1	$ 615,503
	Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances	7/17 at 100.00	Baa1	2,018,003
	Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33
18,655	Total Health Care			18,313,463
	Housing/Multifamily – 1.7% (1.2% of Total Investments)
	Bexar County Housing Finance Corporation, Texas, Insured Multifamily Housing Revenue Bonds,
	Waters at Northern Hills Apartments Project, Series 2001A:
2,000	6.000%, 8/01/31 – NPFG Insured	8/11 at 102.00	Baa1	1,816,260
750	6.050%, 8/01/36 – NPFG Insured	8/11 at 102.00	Baa1	670,958
2,750	Total Housing/Multifamily			2,487,218
	Housing/Single Family – 2.8% (1.9% of Total Investments)
1,418	El Paso Housing Finance Corporation, Texas, GNMA Collateralized Single Family Mortgage Revenue	4/11 at 106.75	AAA	1,511,916
	Bonds, Series 2001A-3, 6.180%, 4/01/33
5	Galveston Property Finance Authority Inc., Texas, Single Family Mortgage Revenue Bonds, Series	9/10 at 100.00	Caa1	4,924
	1991A, 8.500%, 9/01/11
2,440	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B,	3/12 at 100.00	AAA	2,460,838
	5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)
3,863	Total Housing/Single Family			3,977,678
	Long-Term Care – 1.0% (0.7% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement
	Residence, Series 2007:
1,000	5.000%, 7/01/27	7/17 at 100.00	BBB	912,430
600	5.000%, 7/01/37	7/17 at 100.00	BBB	521,052
1,600	Total Long-Term Care			1,433,482
	Materials – 4.2% (2.9% of Total Investments)
3,000	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue	9/10 at 101.00	BBB	3,032,520
	Bonds, International Paper Company, Series 2000A, 6.600%, 3/15/24 (Alternative Minimum Tax)
3,000	Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal Facility Bonds, E.I.	10/10 at 100.00	A	3,002,700
	DuPont de Nemours and Company Project, Series 1996, 6.400%, 4/01/26 (Alternative Minimum Tax)
6,000	Total Materials			6,035,220
	Tax Obligation/General – 45.1% (30.9% of Total Investments)
1,260	Bexar County, Texas, Combined Tax and Revenue Certificates of Obligation, Series 2004,	6/14 at 100.00	Aaa	1,366,634
	5.000%, 6/15/19
2,000	Borger Independent School District, Hutchison County, Texas, General Obligation Bonds, Series	2/16 at 100.00	AAA	2,087,880
	2006, 5.000%, 2/15/36
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School	2/18 at 100.00	AAA	419,308
	Building Series 2008, 5.000%, 2/15/38
1,190	Canutillo Independent School District, El Paso County, Texas, General Obligation Bonds, Series	8/15 at 100.00	AAA	1,331,170
	2006A, 5.000%, 8/15/22
325	Copperas Cove, Texas, Certificates of Obligation, Series 2003, 5.000%, 8/15/23 – MBIA Insured	8/12 at 100.00	AA–	343,554
2,305	Corpus Christi, Texas, Combination Tax and Municipal Hotel Occupancy Tax Revenue Certificates	9/12 at 100.00	AAA	2,482,116
	of Obligation, Series 2002, 5.500%, 9/01/21 – AGM Insured
2,595	Denton County, Texas, Permanent Improvement General Obligation Bonds, Series 2005,	7/12 at 100.00	AAA	2,821,959
	5.000%, 7/15/25
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AAA	2,049,775

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Fort Bend County Municipal Utility District 25, Texas, General Obligation Bonds, Series 2005:
$ 1,330	5.000%, 10/01/26 – FGIC Insured	10/12 at 100.00	A	$ 1,343,247
1,320	5.000%, 10/01/27 – FGIC Insured	10/12 at 100.00	A	1,330,428
3,615	Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 – FGIC Insured	2/16 at 100.00	Aa1	3,852,180
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds,	8/18 at 22.64	AA–	1,233,265
	Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39
	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003:
2,500	5.000%, 2/15/20 – AMBAC Insured	2/13 at 100.00	AA+	2,707,675
2,235	5.000%, 2/15/21 – AMBAC Insured	2/13 at 100.00	AA+	2,420,661
5,000	Houston, Texas, General Obligation Bonds, Series 2005E, 5.000%, 3/01/23 – AMBAC Insured	3/15 at 100.00	AA	5,408,000
100	Judson Independent School District, Bexar County, Texas, General Obligation Refunding Bonds,	2/11 at 100.00	Aaa	102,157
	Series 2002, 5.250%, 2/01/21
4,900	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/14 at 17.78	AAA	704,963
	Bonds, Series 2006, 0.000%, 8/15/45
1,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/17 at 33.01	AAA	231,990
	Bonds, Series 2008, 0.000%, 8/15/36
5,220	Leander Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax	8/10 at 49.80	AAA	2,603,893
	School Building and Refunding Bonds, Series 2000, 0.000%, 8/15/21
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds,	8/19 at 100.00	AAA	389,747
	Series 2009, 5.000%, 8/15/34
1,000	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series	2/14 at 100.00	AAA	1,114,380
	2004, 5.000%, 2/15/20
1,010	Mercedes Independent School District, Hidalgo County, Texas, General Obligation Bonds, Series	8/15 at 100.00	AAA	1,097,587
	2005, 5.000%, 8/15/23
5,515	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series	2/15 at 100.00	Aaa	5,724,460
	2005, 5.000%, 2/15/34
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32	3/19 at 100.00	AA	1,614,735
100	Northside Independent School District, Bexar County, Texas, Unlimited Tax School Building and	8/10 at 100.00	AAA	100,414
	Refunding Bonds, Series 2000, 5.875%, 8/15/25
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series	2/18 at 100.00	Aaa	2,156,620
	2008, 5.250%, 2/15/34
	Roma Independent School District, Texas, General Obligation Bonds, Series 2005:
1,110	5.000%, 8/15/22	8/15 at 100.00	AAA	1,241,679
1,165	5.000%, 8/15/23 – AGM Insured	8/15 at 100.00	AAA	1,294,210
1,250	Southside Independent School District, Bexar County, Texas, General Obligation Bonds, Series	8/14 at 100.00	Aaa	1,382,588
	2004A, 5.000%, 8/15/22
1,140	Sunnyvale School District, Texas, General Obligation Bonds, Series 2004, 5.250%, 2/15/25	2/14 at 100.00	AAA	1,247,035
5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006A,	4/17 at 100.00	Aaa	5,267,450
	5.000%, 4/01/33 (UB)
1,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008,	4/18 at 100.00	Aaa	1,074,660
	5.000%, 4/01/30 (UB)
1,110	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	8/11 at 100.00	Aaa	1,152,247
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series	2/17 at 100.00	AAA	3,212,762
	2007, 5.000%, 2/15/32
	West Texas Independent School District, McLennan and Hill Counties, General Obligation
	Refunding Bonds, Series 1998:
1,000	0.000%, 8/15/22	8/13 at 61.20	AAA	545,140
1,000	0.000%, 8/15/24	8/13 at 54.88	AAA	485,250

Nuveen Investments 39

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds,
	Series 2006:
$ 1,500	0.000%, 8/15/43	8/15 at 23.11	AAA	$ 266,970
1,500	0.000%, 8/15/44	8/15 at 21.88	AAA	252,435
425	0.000%, 8/15/45	8/15 at 20.76	AAA	67,805
79,260	Total Tax Obligation/General			64,529,029
	Tax Obligation/Limited – 9.1% (6.3% of Total Investments)
7,940	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007,	12/16 at 100.00	AAA	8,218,218
	5.000%, 12/01/36 – AMBAC Insured
	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H:
1,720	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	A	307,089
930	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	A	144,085
3,265	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	A	438,947
	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
2,250	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	A	2,262,510
2,475	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A	267,350
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	386,581
	Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure	9/19 at 100.00	BBB+	1,015,670
	Improvement Facilities, Series 2009, 5.500%, 9/01/29
21,050	Total Tax Obligation/Limited			13,040,450
	Transportation – 10.2% (7.0% of Total Investments)
1,000	Austin, Texas, Airport System Prior Lien Revenue Bonds, Series 2003, 5.250%, 11/15/16 –	11/13 at 100.00	A	1,072,710
	NPFG Insured
	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	BBB–	517,378
2,205	0.000%, 1/01/37	No Opt. Call	BBB–	359,900
2,000	0.000%, 1/01/38	No Opt. Call	BBB–	303,200
3,260	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue	1/15 at 100.00	A	3,301,076
	Bonds, Series 2005, 5.000%, 1/01/22 – FGIC Insured
2,600	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds,	11/10 at 100.50	CCC+	2,092,012
	American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 –	1/11 at 100.00	AAA	2,000,680
	AGM Insured (Alternative Minimum Tax)
2,500	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation	No Opt. Call	AAA	602,050
	Series 2008, 0.000%, 1/01/36 – AGC Insured
395	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008A,	1/18 at 100.00	A2	412,040
	5.750%, 1/01/40
	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008B:
325	5.750%, 1/01/40	1/18 at 100.00	A2	339,021
225	5.750%, 1/01/40 – NPFG Insured	1/18 at 100.00	A	234,707
950	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008,	1/18 at 100.00	A3	996,370
	5.750%, 1/01/38
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
100	6.100%, 1/01/28	1/19 at 100.00	A2	110,259
2,000	6.250%, 1/01/39	1/19 at 100.00	A2	2,186,520
22,505	Total Transportation			14,527,923

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 15.2% (10.4% of Total Investments) (4)
$ 295	Coppell Independent School District, Dallas County, Texas, Unlimited Tax School Building and	No Opt. Call	AAA	$ 279,330
	Refunding Bonds, Series 1992, 0.000%, 8/15/14 – MBIA Insured (ETM)
950	Copperas Cove, Texas, Certificates of Obligation, Series 2003, 5.000%, 8/15/23 (Pre-refunded	8/12 at 100.00	A (4)	1,038,996
	8/15/12) – MBIA Insured
	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good
	Shepherd Medical Center Project, Series 2000:
2,000	6.875%, 10/01/20 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	N/R (4)	2,041,980
3,250	6.375%, 10/01/25 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	N/R (4)	3,315,520
500	Harris County Health Facilities Development Corporation, Texas, Revenue Bonds, St. Luke’s	8/11 at 100.00	AAA	527,535
	Episcopal Hospital, Series 2001A, 5.500%, 2/15/21 (Pre-refunded 8/15/11)
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	No Opt. Call	Aaa	1,221,780
	Presbyterian Healthcare System, Series 1996B, 5.750%, 6/01/26 – NPFG Insured (ETM)
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park	12/17 at 100.00	AAA	3,525,025
	Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)
1,750	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, Series 2002, 5.375%,	2/12 at 100.00	AAA	1,881,198
	2/01/20 (Pre-refunded 2/01/12)
1,440	South Texas Community College District, General Obligation Bonds, Series 2002, 5.500%, 8/15/17	8/12 at 100.00	Aa2 (4)	1,588,277
	(Pre-refunded 8/15/12) – AMBAC Insured
3,500	Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	11/10 at 101.00	N/R (4)	3,598,735
	Adventist Health System – Sunbelt Obligated Group, Series 2000, 6.625%, 11/15/20
	(Pre-refunded 11/15/10)
1,500	Texas, General Obligation Refunding Bonds, Public Finance Authority, Series 2002, 5.000%,	10/12 at 100.00	Aaa	1,648,035
	10/01/18 (Pre-refunded 10/01/12)
1,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances	7/12 at 100.00	Baa1 (4)	1,096,930
	Hospital Regional Healthcare Center, Series 2001, 6.000%, 7/01/31 (Pre-refunded 7/01/12)
19,685	Total U.S. Guaranteed			21,763,341
	Utilities – 12.7% (8.7% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	4/13 at 101.00	Caa3	1,368,986
	Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)
2,400	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999A,	10/10 at 100.50	BBB–	2,409,288
	5.375%, 4/01/19
5,000	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 –	9/15 at 100.00	Aa3	5,189,400
	AMBAC Insured
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,039,160
2,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds,	8/10 at 100.00	Aa3	2,005,160
	TECO Project, Series 2000, 5.750%, 2/15/15 – AMBAC Insured (Alternative Minimum Tax)
2,000	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37	5/15 at 100.00	A1	2,106,080
1,000	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series	11/10 at 100.50	BBB–	1,000,140
	1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)
1,000	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding	7/19 at 102.00	BBB	1,094,070
	Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29
1,000	Texas Municipal Power Agency, Revenue Bonds, Transmission Refunding Series 2010, 5.000%,	9/20 at 100.00	A+	1,010,620
	9/01/40 (WI/DD, Settling 8/30/10)
18,960	Total Utilities			18,222,904

Nuveen Investments 41

NTX
Nuveen Texas Quality Income Municipal Fund (continued)
Portfolio of Investments July 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.6% (7.9% of Total Investments)
	Coastal Water Authority, Texas, Contract Revenue Bonds, Houston Water Projects, Series 2004:
$ 1,005	5.000%, 12/15/20 – FGIC Insured	12/14 at 100.00	A	$ 1,066,375
1,030	5.000%, 12/15/21 – FGIC Insured	12/14 at 100.00	A	1,086,443
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29	3/18 at 100.00	AA	1,088,489
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%,	5/14 at 100.00	AA	3,287,549
	5/15/23 – FGIC Insured
3,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A,	12/11 at 100.00	AAA	3,708,669
	5.500%, 12/01/17 – AGM Insured
	Irving, Texas, Subordinate Lien Waterworks and Sewerage Revenue Bonds, Series 2004:
1,680	5.000%, 8/15/22 – AMBAC Insured	8/14 at 100.00	Aa1	1,816,213
1,760	5.000%, 8/15/23 – AMBAC Insured	8/14 at 100.00	Aa1	1,889,482
1,260	Rowlett, Rockwall and Dallas Counties, Texas, Waterworks and Sewerage System Revenue Bonds,	3/14 at 100.00	AA–	1,323,969
	Series 2004A, 5.000%, 3/01/22 – NPFG Insured
1,300	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999A,	1/11 at 100.00	AAA	1,305,602
	5.500%, 7/15/21
15,535	Total Water and Sewer			16,572,791
$ 237,218	Total Investments (cost $201,879,097) – 145.8%			208,593,077
	Floating Rate Obligations – (2.8)%			(3,960,000)
	Other Assets Less Liabilities – 2.5%			3,496,817
	Auction Rate Preferred Shares, at Liquidation Value – (45.5)% (5)			(65,050,000)
	Net Assets Applicable to Common Shares – 100%			$ 143,079,894

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Auction Rate Preferred shares, at Liquidation Value as a percentage of Total Investments is 31.2%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate
Securities for more information.

See accompanying notes to financial statements.

42 Nuveen Investments

Statement of
Assets & Liabilities
July 31, 2010

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Assets
Investments, at value (cost $83,508,446, $31,425,432,
$49,228,018, $59,477,262 and $201,879,097, respectively)	$88,003,144	$31,980,266	$50,588,304	$60,274,874	$208,593,077
Cash	2,113,293	459,732	1,552,243	1,231,287	1,463,040
Receivables:
Interest	590,159	265,069	411,268	418,964	3,074,789
Investments sold	55,000	—	—	—	1,046,665
Other assets	19,484	16,053	19,932	16,135	45,237
Total assets	90,781,080	32,721,120	52,571,747	61,941,260	214,222,808
Liabilities
Floating rate obligations	—	—	—	—	3,960,000
Payables:
Investments purchased	—	—	—	—	1,331,909
Auction Rate Preferred share dividends	628	496	584	1,288	2,147
Common share dividends	262,204	97,479	159,261	190,926	603,100
Accrued expenses:
Management fees	49,713	16,120	24,300	30,025	112,949
Other	44,989	22,630	29,340	38,789	82,809
Total liabilities	357,534	136,725	213,485	261,028	6,092,914
Auction Rate Preferred shares, at liquidation value	27,875,000	10,600,000	16,625,000	18,400,000	65,050,000
Net assets applicable to Common shares	$62,548,546	$21,984,395	$35,733,262	$43,280,232	$143,079,894
Common shares outstanding	4,469,952	1,548,020	2,439,551	3,066,030	9,529,884
Net asset value per Common share outstanding (net assets
applicable to Common shares, divided by Common
shares outstanding)	$13.99	$14.20	$14.65	$14.12	$15.01
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$44,700	$15,480	$24,396	$30,660	$95,299
Paid-in surplus	62,166,864	21,910,016	34,577,972	43,233,092	135,135,057
Undistributed (Over-distribution of) net investment income	961,516	278,947	427,638	487,582	2,042,050
Accumulated net realized gain (loss)	(5,119,232)	(774,882)	(657,030)	(1,268,714)	(906,492)
Net unrealized appreciation (depreciation)	4,494,698	554,834	1,360,286	797,612	6,713,980
Net assets applicable to Common shares	$62,548,546	$21,984,395	$35,733,262	$43,280,232	$143,079,894
Authorized shares:
Common	200,000,000	Unlimited	Unlimited	Unlimited	Unlimited
Auction Rate Preferred	1,000,000	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments 43

Statement of
Operations
Year Ended July 31, 2010

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Investment Income	$4,507,457	$1,579,349	$2,571,398	$3,099,881	$10,596,403
Expenses
Management fees	582,148	202,746	336,597	399,605	1,318,389
Auction Rate Preferred shares – auction fees	41,811	15,899	24,937	27,601	97,575
Auction Rate Preferred shares – dividend disbursing agent fees	10,000	10,000	10,000	10,000	20,000
Shareholders’ servicing agent fees and expenses	3,352	536	482	390	9,051
Interest expense on floating rate obligations	—	—	—	—	20,183
Custodian’s fees and expenses	20,920	11,611	15,505	16,322	42,365
Directors’/Trustees’ fees and expenses	2,548	908	1,469	1,909	5,852
Professional fees	18,717	11,034	12,841	13,604	41,748
Shareholders’ reports – printing and mailing expenses	27,656	14,043	18,775	21,141	52,459
Stock exchange listing fees	9,145	217	342	430	9,177
Investor relations expense	7,114	2,533	4,103	4,752	14,710
Other expenses	18,336	15,284	16,644	15,704	22,882
Total expenses before custodian fee credit and
expense reimbursement	741,747	284,811	441,695	511,458	1,654,391
Custodian fee credit	(310)	(281)	(403)	(304)	(569)
Expense reimbursement	—	(23,792)	(69,610)	(57,404)	—
Net expenses	741,437	260,738	371,682	453,750	1,653,822
Net investment income	3,766,020	1,318,611	2,199,716	2,646,131	8,942,581
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	211,410	3,081	15,295	103,076	197,927
Change in net unrealized appreciation (depreciation)
of investments	4,067,325	2,172,884	2,615,288	3,715,857	10,122,568
Net realized and unrealized gain (loss)	4,278,735	2,175,965	2,630,583	3,818,933	10,320,495
Distributions to Auction Rate Preferred Shareholders
From net investment income	(115,298)	(44,516)	(69,894)	(76,983)	(257,907)
From accumulated net realized gains	—	—	—	—	(19,921)
Decrease in net assets applicable to Common shares
from distributions to Auction Rate Preferred shareholders	(115,298)	(44,516)	(69,894)	(76,983)	(277,828)
Net increase (decrease) in net assets applicable to
Common shares from operations	$7,929,457	$3,450,060	$4,760,405	$6,388,081	$18,985,248

See accompanying notes to financial statements.

44 Nuveen Investments

Statement of
Changes in Net Assets
	Arizona		Arizona		Arizona
	Premium Income (NAZ)		Dividend Advantage (NFZ)		Dividend Advantage 2 (NKR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/10	7/31/09	7/31/10	7/31/09	7/31/10	7/31/09
Operations
Net investment income	$3,766,020	$3,812,672	$1,318,611	$1,299,942	$2,199,716	$2,259,065
Net realized gain (loss) from:
Investments	211,410	(2,710,445)	3,081	(429,021)	15,295	(349,393)
Futures contracts	—	—	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	4,067,325	1,955,974	2,172,884	(604,752)	2,615,288	(337,136)
Futures contracts	—	—	—	—	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(115,298)	(565,487)	(44,516)	(220,718)	(69,894)	(349,919)
From accumulated net realized gains	—	—	—	—	—	—
Net increase (decrease) in net assets
applicable to Common shares
from operations	7,929,457	2,492,714	3,450,060	45,451	4,760,405	1,222,617
Distributions to Common Shareholders
From net investment income	(3,146,573)	(2,846,851)	(1,070,455)	(976,248)	(1,856,497)	(1,712,859)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(3,146,573)	(2,846,851)	(1,070,455)	(976,248)	(1,856,497)	(1,712,859)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	10,931	12,298	—	7,371	—	16,440
Repurchased and retired	—	—	—	(24,038)	—	(8,296)
Net increase in net assets
applicable to Common shares
from capital share transactions	10,931	12,298	—	(16,667)	—	8,144
Net increase (decrease) in net assets
applicable to Common shares	4,793,815	(341,839)	2,379,605	(947,464)	2,903,908	(482,098)
Net assets applicable to Common
shares at the beginning of year	57,754,731	58,096,570	19,604,790	20,552,254	32,829,354	33,311,452
Net assets applicable to Common
shares at the end of year	$62,548,546	$57,754,731	$21,984,395	$19,604,790	$35,733,262	$32,829,354
Undistributed (Over-distribution of)
net investment income
at the end of year	$961,516	$492,363	$278,947	$75,318	$427,638	$154,645

See accompanying notes to financial statements.

Nuveen Investments 45

Statement of
Changes in Net Assets (continued)
	Arizona		Texas
	Dividend Advantage 3 (NXE)		Quality Income (NTX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	7/31/10	7/31/09	7/31/10	7/31/09
Operations
Net investment income	$2,646,131	$2,685,306	$8,942,581	$8,942,930
Net realized gain (loss) from:
Investments	103,076	(323,361)	197,927	(260,097)
Futures contracts	—	—	—	279,232
Change in net unrealized appreciation
(depreciation) of:
Investments	3,715,857	(880,027)	10,122,568	(1,592,328)
Futures contracts	—	—	—	(80,805)
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(76,983)	(412,423)	(257,907)	(1,209,638)
From accumulated net realized gains	—	—	(19,921)	(148,005)
Net increase (decrease) in net assets
applicable to Common shares
from operations	6,388,081	1,069,495	18,985,248	5,931,289
Distributions to Common Shareholders
From net investment income	(2,236,669)	(2,005,865)	(7,745,753)	(6,752,824)
From accumulated net realized gains	—	—	(114,136)	(446,272)
Decrease in net assets applicable to
Common shares from distributions
to Common shareholders	(2,236,669)	(2,005,865)	(7,859,889)	(7,199,096)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to
shareholders due to reinvestment
of distributions	—	—	441,175	67,966
Repurchased and retired	—	(15,380)	—	—
Net increase in net assets
applicable to Common shares
from capital share transactions	—	(15,380)	441,175	67,966
Net increase (decrease) in net assets
applicable to Common shares	4,151,412	(951,750)	11,566,534	(1,199,841)
Net assets applicable to Common
shares at the beginning of year	39,128,820	40,080,570	131,513,360	132,713,201
Net assets applicable to Common
shares at the end of year	$43,280,232	$39,128,820	$143,079,894	$131,513,360
Undistributed (Over-distribution of)
net investment income
at the end of year	$487,582	$157,033	$2,042,050	$1,103,875

See accompanying notes to financial statements.

46 Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund (NTX) (collectively, the “Funds”). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income (NTX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of fixed-income securities and derivative instruments are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available (which is usually the case for municipal securities) are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices and are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These

Nuveen Investments 47

Notes to
Financial Statements (continued)

securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2010, Texas Quality Income (NTX) had outstanding when-issued/delayed delivery purchase commitments of $1,010,190. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
The Funds have issued and outstanding Auction Rate Preferred shares (“ARPS”), $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.
As of July 31, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Number of shares:
Series M	—	—	—	736	716
Series T	—	424	—	—	—
Series W	—	—	665	—	—
Series TH	1,115	—	—	—	1,886
Total	1,115	424	665	736	2,602

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as

48 Nuveen Investments

calculated in accordance with the pre-established terms of the ARPS. As of July 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
ARPS redeemed, at liquidation value	$2,125,000	$1,400,000	$1,875,000	$3,600,000	$3,950,000

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended July 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At July 31, 2010, the Funds were not invested in externally-deposited Recourse Trusts.
	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Maximum exposure to Recourse Trusts	$ —	$ —	$ —	$ —	$ —

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended July 31, 2010, were as follows:

Texas
Quality
Income
(NTX)
Average floating rate obligations outstanding	$3,960,000
Average annual interest rate and fees	0.51%

Nuveen Investments 49

Notes to
Financial Statements (continued)

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended July 31, 2010.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

50 Nuveen Investments

2. Fair Value Measurements
In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of July 31, 2010:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$85,947,544	$2,055,600	$88,003,144
Arizona Dividend Advantage (NFZ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$31,750,039	$230,227	$31,980,266
Arizona Dividend Advantage 2 (NKR)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$49,659,173	$929,131	$50,588,304
Arizona Dividend Advantage 3 (NXE)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$59,707,528	$567,346	$60,274,874
Texas Quality Income (NTX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$208,593,077	$—	$208,593,077

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
	Level 3	Level 3	Level 3	Level 3	Level 3
	Municipal	Municipal	Municipal	Municipal	Municipal
	Bonds	Bonds	Bonds	Bonds	Bonds
Balance at the beginning of year	$1,978,300	$221,570	$894,192	$546,011	$950,615
Gains (losses):
Net realized gains (losses)	—	—	—	—	180
Net change in unrealized appreciation (depreciation)	77,300	8,657	34,939	21,335	49,205
Net purchases at cost (sales at proceeds)	—	—	—	—	(1,000,000)
Net discounts (premiums)	—	—	—	—	—
Net transfers in to (out of) at end of period fair value	—	—	—	—	—
Balance at the end of year	$2,055,600	$230,227	$929,131	$567,346	$—

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

	Arizona	Arizona	Arizona	Arizona
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NAZ)	(NFZ)	(NKR)	(NXE)
Level 3 net appreciation (depreciation)	$77,300	$8,657	$34,939	$21,335

Nuveen Investments 51

Notes to
Financial Statements (continued)

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2010.

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	Arizona Premium		Arizona Dividend		Arizona Dividend
	Income (NAZ)		Advantage (NFZ)		Advantage 2 (NKR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/10	7/31/09	7/31/10	7/31/09	7/31/10	7/31/09
Common shares:
Issued to shareholders due to
reinvestment of distributions	798	944	—	581	—	1,193
Repurchased and retired	—	—	—	(2,500)	—	(800)
Weighted average Common share:
Price per share repurchased and retired	—	—	—	$9.60	—	$10.35
Discount per share repurchased and retired	—	—	—	19.20%	—	17.60%

			Arizona Dividend		Texas Quality
			Advantage 3 (NXE)		Income (NTX)
			Year	Year	Year	Year
			Ended	Ended	Ended	Ended
			7/31/10	7/31/09	7/31/10	7/31/09
Common shares:
Issued to shareholders due to
reinvestment of distributions			—	—	29,688	5,052
Repurchased and retired			—	(1,600)	—	—
Weighted average Common share:
Price per share repurchased and retired			—	$9.59	—	—
Discount per share repurchased and retired			—	18.61%	—	—

Auction Rate Preferred Shares
Transactions in ARPS were as follows:

	Arizona Premium Income (NAZ)				Arizona Dividend Advantage (NFZ)
	Year		Year		Year		Year
	Ended		Ended		Ended		Ended
	7/31/10		7/31/09		7/31/10		7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	—	$ —	—	$ —	—	$ —	56	$1,400,000
Series TH	—	—	85	2,125,000	—	—	—	—
Total	—	$ —	85	$2,125,000	—	$ —	56	$1,400,000

52 Nuveen Investments

	Arizona Dividend Advantage 2 (NKR)				Arizona Dividend Advantage 3 (NXE)
	Year		Year		Year		Year
	Ended		Ended		Ended		Ended
	7/31/10		7/31/09		7/31/10		7/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$ —	—	$ —	—	$ —	144	$3,600,000
Series W	—	—	75	1,875,000	—	—	—	—
Total	—	$ —	75	$1,875,000	—	$ —	144	$3,600,000

	Texas Quality
	Income (NTX)
	Year		Year
	Ended		Ended
	7/31/10		7/31/09
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	44	$1,100,000
Series TH	—	—	114	2,850,000
Total	—	$—	158	$3,950,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2010, were as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Purchases	$6,733,065	$2,890,432	$2,809,996	$2,935,127	$14,387,590
Sales and maturities	7,788,316	958,770	2,004,345	2,870,118	11,560,150

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Cost of investments	$85,702,926	$31,409,851	$49,209,102	$59,455,322	$198,810,417
Gross unrealized:
Appreciation	$5,456,904	$1,433,280	$2,414,652	$2,044,210	$10,078,209
Depreciation	(3,156,686)	(862,865)	(1,035,450)	(1,224,658)	(4,255,687)
Net unrealized appreciation (depreciation) of investments	$2,300,218	$570,415	$1,379,202	$819,552	$5,822,522

Nuveen Investments 53

Notes to
Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at July 31, 2010, the Funds’ tax year end, as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Paid-in-surplus	$—	$9	$—	$—	$2,818
Undistributed (Over-distribution of) net investment income	(34,996)	(11)	(332)	(1,930)	(746)
Accumulated net realized gain (loss)	34,996	2	332	1,930	(2,072)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ tax year end, were as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Undistributed net tax-exempt income *	$1,160,094	$363,711	$572,754	$660,087	$2,646,053
Undistributed net ordinary income **	—	—	—	—	—
Undistributed net long-term capital gains	—	—	—	—	64,495

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 1, 2010, paid on August 2, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
2010	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Distributions from net tax-exempt income***	$3,223,648	$1,096,403	$1,905,599	$2,287,520	$7,910,812
Distributions from net ordinary income**	—	—	—	—	—
Distributions from net long-term capital gains****	—	—	—	—	134,057

	Arizona	Arizona	Arizona	Arizona	Texas
	Premium	Dividend	Dividend	Dividend	Quality
	Income	Advantage	Advantage 2	Advantage 3	Income
2009	(NAZ)	(NFZ)	(NKR)	(NXE)	(NTX)
Distributions from net tax-exempt income	$3,419,031	$1,198,865	$2,063,963	$2,423,629	$7,900,976
Distributions from net ordinary income**	—	—	—	—	378,151
Distributions from net long-term capital gains	—	—	—	—	268,060

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2010, as Exempt Interest Dividends.
****
The Funds designate as a long term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2010.

At July 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona	Arizona	Arizona	Arizona
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NAZ)	(NFZ)	(NKR)	(NXE)
Expiration:
July 31, 2011	$359,724	$—	$—	$—
July 31, 2012	1,553,627	—	—	158,487
July 31, 2013	—	—	—	160,902
July 31, 2014	—	—	—	218,127
July 31, 2016	562,384	246,571	212,903	363,937
July 31, 2017	323,876	210,308	220,271	258,905
July 31, 2018	43,720	318,004	223,857	108,356
Total	$2,843,331	$774,883	$657,031	$1,268,714

54 Nuveen Investments

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Arizona Premium Income (NAZ)
Texas Quality Income (NTX)
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Arizona Dividend Advantage (NFZ)
Arizona Dividend Advantage 2 (NKR)
Arizona Dividend Advantage 3 (NXE)
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For net assets over $2 billion	.3750

Nuveen Investments 55

Notes to
Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily net assets and managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of July 31, 2010, the complex-level fee rate was 1844%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Arizona Dividend Advantage’s (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30
* From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

56 Nuveen Investments

For the first ten years of Arizona Dividend Advantage 2’s (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30
* From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3’s (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32
* From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

8. New Accounting Pronouncements

Fair Value Measurements
On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Other Matters
On September 21, 2010, lawsuits pursuing claims made in the demand letter alleging that Arizona Dividend Advantage 3’s (NXE) Board of Trustees breached their fiduciary duties related to the redemption at par of its ARPS had been filed on behalf of shareholders of Arizona Dividend Advantage 3 (NXE), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of Arizona Dividend Advantage 3 (NXE). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Arizona Dividend Advantage 3 (NXE) believes that these lawsuits will not have a material effect on it or on the Adviser’s ability to serve as investment adviser to it.

Nuveen Investments 57

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

	Investment Operations
				Distributions	Distributions
				from Net	from
				Investment	Capital
	Beginning			Income to	Gains to
	Common		Net	Auction Rate	Auction Rate
	Share	Net	Realized/	Preferred	Preferred
	Net Asset	Investment	Unrealized	Share-	Share-
	Value	Income	Gain (Loss)	holders(a)	holders(a)	Total
Arizona Premium Income (NAZ)
Year Ended 7/31:
2010	$12.92	$.84	$.96	$(.03)	$—	$1.77
2009	13.00	.85	(.16)	(.13)	—	.56
2008	14.00	.88	(1.05)	(.22)	—	(.39)
2007	14.10	.83	(.10)	(.22)	—	.51
2006	14.53	.83	(.39)	(.18)	—	.26
Arizona Dividend Advantage (NFZ)
Year Ended 7/31:
2010	12.66	.85	1.41	(.03)	—	2.23
2009	13.26	.84	(.67)	(.14)	—	.03
2008	14.48	.91	(1.23)	(.25)	— *	(.57)
2007	14.77	.91	(.17)	(.24)	(.02)	.48
2006	15.37	.93	(.40)	(.20)	(.01)	.32

	Less Distributions
				Discount
				from
	Net			Common		Ending
	Investment	Capital		Shares		Common
	Income to	Gains to		Repur-		Share
	Common	Common		chased		Net	Ending
	Share-	Share-		and		Asset	Market
	holders	holders	Total	Retired		Value	Value
Arizona Premium Income (NAZ)
Year Ended 7/31:
2010	$(.70)	$—	$(.70)	$—		$13.99	$13.34
2009	(.64)	—	(.64)	—		12.92	12.29
2008	(.61)	—	(.61)	—		13.00	13.35
2007	(.61)	—	(.61)	—		14.00	13.07
2006	(.69)	—	(.69)	—		14.10	13.69
Arizona Dividend Advantage (NFZ)
Year Ended 7/31:
2010	(.69)	—	(.69)	—		14.20	14.19
2009	(.63)	—	(.63)	—	*	12.66	12.14
2008	(.64)	(.01)	(.65)	—		13.26	13.70
2007	(.71)	(.06)	(.77)	—		14.48	13.35
2006	(.84)	(.08)	(.92)	—		14.77	15.90

	Auction Rate Preferred Shares at End of Period
	Aggregate
	Amount	Liquidation	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share
Arizona Premium Income (NAZ)
Year Ended 7/31:
2010	$27,875	$25,000	$81,097
2009	27,875	25,000	76,798
2008	30,000	25,000	73,414
2007	30,000	25,000	77,111
2006	30,000	25,000	77,520
Arizona Dividend Advantage (NFZ)
Year Ended 7/31:
2010	10,600	25,000	76,850
2009	10,600	25,000	71,238
2008	12,000	25,000	67,817
2007	12,000	25,000	71,748
2006	12,000	25,000	72,628

58 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
			Applicable to Common Shares			Applicable to Common Shares
Total Returns			Before Reimbursement(c)			After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Including	Excluding	Investment	Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)	Interest	Income	Interest(e)	Interest	Income	Rate
14.47%	13.94%	$62,549	1.21%	1.21%	6.13%	N/A	N/A	N/A	8%
(2.61)	4.73	57,755	1.33	1.33	7.01	N/A	N/A	N/A	25
7.10	(2.87)	58,097	1.40	1.26	6.42	N/A	N/A	N/A	21
(.22)	3.62	62,534	1.32	1.24	5.81	N/A	N/A	N/A	13
(5.62)	1.84	63,024	1.21	1.21	5.83	N/A	N/A	N/A	22
23.34	17.93	21,984	1.35	1.35	6.12	1.23%	1.23%	6.23%	3
(6.12)	.58	19,605	1.51	1.51	6.70	1.30	1.30	6.91	6
7.72	(4.09)	20,552	1.58	1.44	6.14	1.31	1.16	6.42	10
(11.63)	3.24	22,439	1.48	1.38	5.74	1.14	1.04	6.08	19
4.54	2.14	22,862	1.36	1.36	5.79	.94	.94	6.21	24

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies,
Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 59

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations
				Distributions	Distributions
				from Net	from
				Investment	Capital
	Beginning			Income to	Gains to
	Common		Net	Auction Rate	Auction Rate
	Share	Net	Realized/	Preferred	Preferred
	Net Asset	Investment	Unrealized	Share-	Share-
	Value	Income	Gain (Loss)	holders(a)	holders(a)	Total
Arizona Dividend Advantage 2 (NKR)
Year Ended 7/31:
2010	$13.46	$.90	$1.08	$(.03)	$—	$1.95
2009	13.66	.93	(.29)	(.14)	—	.50
2008	14.76	.96	(1.03)	(.24)	(.02)	(.33)
2007	15.00	.97	(.18)	(.24)	(.01)	.54
2006	15.56	.96	(.37)	(.20)	(.01)	.38
Arizona Dividend Advantage 3 (NXE)
Year Ended 7/31:
2010	12.76	.86	1.26	(.03)	—	2.09
2009	13.07	.88	(.41)	(.13)	—	.34
2008	14.20	.91	(1.15)	(.24)	—	(.48)
2007	14.32	.90	(.10)	(.25)	—	.55
2006	14.62	.88	(.26)	(.19)	—	.43

	Less Distributions
				Discount
				from
	Net			Common
	Investment	Capital		Shares		Ending
	Income to	Gains to		Repur-		Common
	Common	Common		chased		Share	Ending
	Share-	Share-		and		Net Asset	Market
	holders	holders	Total	Retired		Value	Value
Arizona Dividend Advantage 2 (NKR)
Year Ended 7/31:
2010	$(.76)	$—	$(.76)	$—		$14.65	$13.92
2009	(.70)	—	(.70)	—	*	13.46	12.52
2008	(.71)	(.06)	(.77)	—		13.66	14.00
2007	(.74)	(.04)	(.78)	—		14.76	15.27
2006	(.83)	(.11)	(.94)	—		15.00	15.37
Arizona Dividend Advantage 3 (NXE)
Year Ended 7/31:
2010	(.73)	—	(.73)	—		14.12	13.14
2009	(.65)	—	(.65)	—	*	12.76	11.73
2008	(.65)	—	(.65)	—		13.07	13.30
2007	(.67)	—	(.67)	—		14.20	13.44
2006	(.73)	—	(.73)	—		14.32	13.52

	Auction Rate Preferred Shares at End of Period
	Aggregate
	Amount	Liquidation	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share
Arizona Dividend Advantage 2 (NKR)
Year Ended 7/31:
2010	$16,625	$25,000	$78,734
2009	16,625	25,000	74,367
2008	18,500	25,000	70,015
2007	18,500	25,000	73,616
2006	18,500	25,000	74,277
Arizona Dividend Advantage 3 (NXE)
Year Ended 7/31:
2010	18,400	25,000	83,805
2009	18,400	25,000	78,164
2008	22,000	25,000	70,546
2007	22,000	25,000	74,490
2006	22,000	25,000	74,902

60 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets			Ratios to Average Net Assets
			Applicable to Common Shares			Applicable to Common Shares
Total Returns			Before Reimbursement(c)			After Reimbursement(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Including	Excluding	Investment	Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)	Interest	Income	Interest(e)	Interest	Income	Rate
17.65%	14.75%	$35,733	1.27%	1.27%	6.11%	1.07%	1.07%	6.31%	4%
(4.99)	4.09	32,829	1.40	1.40	6.93	1.11	1.11	7.22	5
(3.16)	(2.38)	33,311	1.49	1.34	6.32	1.13	.98	6.68	15
4.52	3.59	35,976	1.39	1.29	5.92	.96	.86	6.35	14
.82	2.49	36,465	1.28	1.28	5.88	.83	.83	6.33	11
18.58	16.66	43,280	1.22	1.22	6.15	1.08	1.08	6.29	5
(6.18)	3.08	39,129	1.37	1.37	6.97	1.09	1.09	7.25	9
3.96	(3.48)	40,081	1.46	1.30	6.17	1.08	.92	6.55	16
4.21	3.81	43,552	1.36	1.26	5.69	.88	.78	6.16	15
(1.80)	3.03	43,913	1.26	1.26	5.63	.79	.79	6.11	12

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.
Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies,
Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 61

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations
				Distributions	Distributions
				from Net	from
				Investment	Capital
	Beginning			Income to	Gains to
	Common		Net	Auction Rate	Auction Rate
	Share	Net	Realized/	Preferred	Preferred
	Net Asset	Investment	Unrealized	Share-	Share-
	Value	Income	Gain (Loss)	holders(a)	holders(a)	Total
Texas Quality Income (NTX)
Year Ended 7/31:
2010	$13.84	$.94	$1.08	$(.03)	$— *	$1.99
2009	13.98	.94	(.17)	(.13)	(.02)	.62
2008	14.87	.94	(.83)	(.23)	(.02)	(.14)
2007	15.06	.95	(.11)	(.25)	(.01)	.58
2006	15.46	.96	(.32)	(.22)	—	.42

	Less Distributions
				Discount
				from
	Net			Common
	Investment	Capital		Shares	Ending
	Income to	Gains to		Repur-	Common
	Common	Common		chased	Share	Ending
	Share-	Share-		and	Net Asset	Market
	holders	holders	Total	Retired	Value	Value
Texas Quality Income (NTX)
Year Ended 7/31:
2010	$(.81)	$(.01)	$(.82)	$—	$15.01	$16.92
2009	(.71)	(.05)	(.76)	—	13.84	14.78
2008	(.69)	(.06)	(.75)	—	13.98	12.46
2007	(.73)	(.04)	(.77)	—	14.87	13.89
2006	(.82)	—	(.82)	—	15.06	14.71

	Auction Rate Preferred Shares at End of Period
	Aggregate
	Amount	Liquidation	Asset
	Outstanding	Value	Coverage
	(000)	Per Share	Per Share
Texas Quality Income (NTX)
Year Ended 7/31:
2010	$65,050	$25,000	$79,988
2009	65,050	25,000	75,543
2008	69,000	25,000	73,084
2007	69,000	25,000	76,173
2006	69,000	25,000	76,815

62 Nuveen Investments

			Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses	Expenses	Net	Portfolio
Market	Asset	to Common	Including	Excluding	Investment	Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)	Interest	Income	Rate
20.92%	14.71%	$143,080	1.19%	1.17%	6.42%	6%
25.98	4.80	131,513	1.27	1.26	7.06	10
(5.16)	(1.04)	132,713	1.26	1.21	6.46	8
(.52)	3.82	141,238	1.24	1.18	6.24	9
(4.03)	2.77	143,009	1.19	1.19	6.31	13

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies,
Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 63

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
8/22/40	Chairman of		Humanities Council of Washington, D.C.
333 W. Wacker Drive	the Board	1996		200
Chicago, IL 60606	and Board Member

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
10/22/48			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	200
Chicago, IL 60606			Regents for the State of Iowa University System; Director, Gazette
Companies; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.
■ WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since
3/6/48			2006); Director (since 2004) of Xerox Corporation; Director
333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	200
Chicago, IL 60606			formerly, Dean and Distinguished Professor of Finance, School of
Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); Director, SS&C
Technologies, Inc. (May 2005-October 2005); formerly, Director
(1997-2007), Credit Research Center at Georgetown University.
■ DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management
10/28/42			Company; retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	200
Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater
Milwaukee Foundation.
■ WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
9/24/44			company; formerly, Senior Partner and Chief Operating Officer
333 W. Wacker Drive	Board Member	1997	(retired, 2004) of Miller-Valentine Group; member, University of	200
Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

64 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:

■ JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley
12/29/47			Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive	Board Member	1997	Great Lakes Protection Fund (1990-1994).	200
Chicago, IL 60606

■ CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
6/28/47			C2 Options Exchange, Incorporated (since 2009); Commissioner,
333 W. Wacker Drive	Board Member	2007	New York State Commission on Public Authority Reform (since	200
Chicago, IL 60606			2005); formerly, Chair, New York Racing Association Oversight
Board (2005-2007).
■ TERENCE J. TOTH(2)
9/29/59			Director, Legal & General Investment Management America, Inc.
333 W. Wacker Drive	Board Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	200
Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
(2004-2007); Executive Vice President, Quantitative Management
& Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman
Theatre Board (since 2004), Chicago Fellowship Boards (since
2005), University of Illinois Leadership Council Board (since 2007)
and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern
Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board
(1997-2004).
Interested Board Member:
■ JOHN P. AMBOIAN(3)			Chief Executive Officer (since July 2007), Director (since 1999)
6/14/61			and Chairman (since 2007) of Nuveen Investments, Inc.; Chief
333 W. Wacker Drive	Board Member	2008	Executive Officer (since 2007) of Nuveen Asset Management,	200
Chicago, IL 60606			Nuveen Investments Advisors, Inc.; President (since 2005) of
Nuveen Commodities Asset Management, LLC.

Nuveen Investments 65

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and
9/9/56	Chief		Associate General Counsel of Nuveen Investments, LLC;
333 W. Wacker Drive	Administrative	1988	Managing Director, Associate General Counsel and Assistant	200
Chicago, IL 60606	Officer		Secretary, of Nuveen Asset Management (since 2002) and of
Symphony Asset Management LLC, (since 2003); Vice President and
Assistant Secretary of NWQ Investment Management Company, LLC.
(since 2002), Nuveen Investments Advisers Inc. (since 2002),
Tradewinds Global Investors, LLC, and Santa Barbara Asset
Management, LLC (since 2006), Nuveen HydePark Group LLC and
Nuveen Investment Solutions, Inc. (since 2007); Managing Director
(since 2004) and Assistant Secretary (since 1994) of Nuveen
Investments, Inc.; Managing Director (since 2005) of Nuveen
Commodities Asset Management, LLC; Chartered Financial Analyst.

■ WILLIAM ADAMS IV			Executive Vice President of Nuveen Investments, Inc.; Executive
6/9/55			Vice President, U.S. Structured Products of Nuveen Investments,
333 W. Wacker Drive	Vice President	2007	LLC, (since 1999), ; Executive Vice President (since 2005) of Nuveen	125
Chicago, IL 60606			Commodities Asset Management, LLC.

■ CEDRIC H. ANTOSIEWICZ			Managing Director, (since 2004), previously, Vice President
1/11/62			(1993-2004) of Nuveen Investments, LLC.
333 W. Wacker Drive	Vice President	2007		125
Chicago, IL 60606

■ NIZIDA ARRIAGA			Senior Vice President of Nuveen Investments, LLC (since 2010);
6/1/68			formerly, Vice President (2007-2010); previously, Portfolio Manager,
333 W. Wacker Drive	Vice President	2009	Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Chicago, IL 60606

■ MICHAEL T. ATKINSON			Vice President (since 2002) of Nuveen Investments, LLC.;
2/3/66	Vice President		Vice President of Nuveen Asset Management (since 2005).
333 W. Wacker Drive	and Assistant	2000		200
Chicago, IL 60606	Secretary

■ MARGO L. COOK			Executive Vice President (since Oct 2008) of Nuveen
4/11/64			Investments, Inc.; previously, Head of Institutional Asset
333 W. Wacker Drive	Vice President	2009	Management (2007-2008) of Bear Stearns Asset Management;	200
Chicago, IL 60606			Head of Institutional Asset Mgt (1986-2007) of Bank of NY
Mellon; Chartered Financial Analyst.
■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments, LLC and
10/24/45			Managing Director (since 2005) of Nuveen Asset Management.
333 W. Wacker Drive	Vice President	1998		200
Chicago, IL 60606

■ STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993-
5/31/54	Vice President		2010) and Funds Controller (since 1998) of Nuveen Investments,
333 W. Wacker Drive	and Controller	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	200
Chicago, IL 60606			(2005-2010) of Nuveen Asset Management; Certified Public Accountant.

■ SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer
8/20/70	Vice President		(since 2009) of Nuveen Investments, LLC; Managing Director and
333 W. Wacker Drive	and Treasurer	2009	Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer	200
Chicago, IL 60606			(2006-2009), Senior Vice President (2008-2009), previously, Vice
President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior
Associate in Morgan Stanley’s Global Financial Services Group (2000-
2003); Chartered Accountant Designation.

66	Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■ WILLIAM T. HUFFMAN			Chief Operating Officer, Municipal Fixed Income (since 2008)
5/7/69			of Nuveen Asset Management; previously, Chairman, President
333 W. Wacker Drive	Vice President	2009	and Chief Executive Officer (2002 – 2007) of Northern Trust	136
Chicago, IL 60606			Global Advisors, Inc. and Chief Executive Officer (2007) of
Northern Trust Global Investments Limited; Certified Public
Accountant.
■ WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008)
2/24/70	Chief Compliance		formerly, Assistant Vice President and Assistant General Counsel
333 W. Wacker Drive	Officer and	2003	(2003-2006) of Nuveen Investments, LLC; Senior Vice President	200
Chicago, IL 60606	Vice President		(since 2008), formerly, Vice President (2006-2008) and Assistant
Secretary (since 2008) of Nuveen Asset Management.
■ DAVID J. LAMB			Senior Vice President (since 2009), formerly, Vice President
3/22/63			(2000-2009) of Nuveen Investments, LLC; Senior Vice President
333 W. Wacker Drive	Vice President	2000	(since 2010), formerly, Vice President (2005-2010) of Nuveen Asset	200
Chicago, IL 60606			Management; Certified Public Accountant.

■ TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
8/27/61			Investments, LLC (1999-2009); Senior Vice President (since 2010),
333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Chicago, IL 60606

■ LARRY W. MARTIN			Senior Vice President (since 2010), formerly, Vice President (1993-
7/27/51	Vice President		2010), Assistant Secretary and Assistant General Counsel of Nuveen
333 W. Wacker Drive	and Assistant	1988	Investments, LLC; Vice President (since 2005) and Assistant Secretary	200
Chicago, IL 60606	Secretary		of Nuveen Investments, Inc.; Vice President (since 2005) and
Assistant Secretary (since 1997) of Nuveen Asset Management; Vice
President and Assistant Secretary of Nuveen Investments Advisers
Inc. (since 2002); NWQ Investment Management Company, LLC
(since 2002), Symphony Asset Management LLC (since 2003),
Tradewinds Global Investors, LLC, Santa Barbara Asset Management
LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen
Investment Solutions, Inc. (since 2007).
■ KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President
3/26/66	Vice President		(2007-2008), Nuveen Investments, LLC; Managing Director
333 W. Wacker Drive	and Secretary	2007	(since 2008), formerly, Vice President, and Assistant Secretary,	200
Chicago, IL 60606			Nuveen Asset Management, and Nuveen Investments Holdings, Inc.;
Vice President (since 2007) and Assistant Secretary, Nuveen
Investment Advisers Inc., NWQ Investment Management Company,
LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC,
Symphony Asset Management LLC, Santa Barbara Asset
Management LLC, Nuveen HydePark Group, LLC and Nuveen
Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell,
Boyd & Lloyd LLP (1997-2007).

■ MICHELLE A. MCCARTHY			Managing Director, Director of Risk Management (since May, 2010),
7/6/65			Nuveen Investments, LLC; formerly, Chief Risk Officer (2009- 2010) of
333 West Wacker Drive	Vice President	2010	Russell Investment Group; formerly, SVP (2003-2009), Chief Market &	200
Chicago, IL 60606			Operational Risk Officer (2006-2009), Washington Mutual Bank.

■ JOHN V. MILLER			Chief Investment Officer and Managing Director (since 2007),
4/10/67			formerly, Vice President (2002-2007) of Nuveen Asset
333 W. Wacker Drive	Vice President	2007	Management and Managing Director (since 2007), formerly	136
Chicago, IL 60606			Vice President (2002-2007) Nuveen Investments, LLC;
Chartered Financial Analyst.

Nuveen Investments 67

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■ GREGORY T. MINO			Senior Vice President (since 2010) of Nuveen Investments, LLC,
1/4/71			formerly, Vice President (2008-2010); previously, Director (2004-
333 W. Wacker Drive	Vice President	2009	2007) and Executive Director (2007-2008) of UBS Global Asset	200
Chicago, IL 60606			Management; previously, Vice President (2000-2003) and Director
(2003-2004) of Merrill Lynch Investment Managers; Chartered
Financial Analyst.

■ CHRISTOPHER M. ROHRBACHER			Vice President, Nuveen Investments, LLC (since 2008); Vice
8/1/71	Vice President		President and Assistant Secretary, Nuveen Asset Management
333 W. Wacker Drive	and Assistant	2008	(since 2008); prior thereto, Associate, Skadden, Arps, Slate,	200
Chicago, IL 60606	Secretary		Meagher & Flom LLP (2002-2008).

■ JAMES F. RUANE			Vice President, Nuveen Investments, LLC (since 2007); prior
7/3/62	Vice President		thereto, Partner, Deloitte & Touche USA LLP (2005-2007),
333 W. Wacker Drive	and Assistant	2007	formerly, senior tax manager (2002-2005); Certified Public	200
Chicago, IL 60606	Secretary		Accountant.

■ MARK L. WINGET			Vice President, Nuveen Investments, LLC (since 2008); Vice
12/21/68	Vice President		President and Assistant Secretary, Nuveen Asset Management
333 W. Wacker Drive	and Assistant	2008	(since 2008); prior thereto, Counsel, Vedder Price P.C.	200
Chicago, IL 60606	Secretary		(1997-2007).

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the
Nuveen Complex.

68 Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as

Nuveen Investments 69

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

70 Nuveen Investments

B. The Investment Performance of the Funds and NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by NAM in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although each Fund underperformed the performance of its respective benchmark in the three-year period, it outperformed the performance of such benchmark in the one-year period.

C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in

Nuveen Investments 71

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Nuveen Arizona Dividend Advantage Municipal Fund 2 and Nuveen Arizona Dividend Advantage Municipal Fund 3 had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer averages of their Peer Group or Peer Universe. In addition, they noted, regarding the Nuveen Arizona Dividend Advantage Municipal Fund (with respect to its Peer Group), that although the net management fees of such Fund were above the peer average and the available peer set was limited, its net expense ratio was below or near the peer average. Finally, the Independent Board Members recognized that the Nuveen Arizona Premium Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund each had net advisory fees above the peer average but net expense ratios below, at or near the peer expense ratio average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s

72 Nuveen Investments

advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a

Nuveen Investments 73

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

74 Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

Nuveen Investments 75

Reinvest Automatically,
Easily and Conveniently (continued)

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

76 Nuveen Investments

Glossary of Terms
Used in this Report

■ Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest-
ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■ Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

■ Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typi-
cally also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments 77

Glossary of Terms
Used in this Report (continued)

■ Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

78 Nuveen Investments

Notes

Nuveen Investments 79

Notes

80 Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NAZ	—	—
NFZ	—	—
NKR	—	—
NXE	—	—
NTX	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 81

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0710D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Arizona Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
July 31, 2010	$10,252	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

July 31, 2009	$10,109	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
July 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

July 31, 2009	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all
	Billed to Fund	reporting of the Fund)	other engagements)	Total
July 31, 2010	$3,400	$0	$0	$3,400
July 31, 2009	$3,400	$0	$0	$3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen Arizona Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	29	$5.697 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$.526 million
*	Assets are as of July 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of August 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 55,826 securities with an aggregate current market value of $1,217 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of July 31, 2010 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM's municipal investment team
Scott R. Romans	Nuveen Arizona Premium Income Municipal Fund, Inc.	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD joined Nuveen Investments in 2000 as a senior analyst covering higher education, charter schools and private secondary schools. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.  He has been Senior Vice President since 2010, formerly, Vice President (2004-2010) of NAM.  Currently, he manages investments for 30 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Premium Income Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2010

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 7, 2010